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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on May 17, 2013.

1933 Act File No. 333-172095
1940 Act File No. 811-22526

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

STONE HARBOR GLOBAL INCOME
ALLOCATION FUND
(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, 16th Floor
New York, New York 10019
(Address of Principal Executive Offices)

(212) 548-1200
(Registrant's Telephone Number)

Adam J. Shapiro
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, New York 10019
(Name and Address of Agent for Service)

Copy to:

Michael G. Doherty
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
(212) 497-3612

         Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

         It is proposed that this filing will become effective (check appropriate box):

         ☒ when declared effective pursuant to Section 8(c).

         If appropriate, check the following box:

         ☐ This post-effective amendment designates a new effective date for a previously filed registration statement.

         ☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                         .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares, par value $.00001	40,000 shares	$25.00	$1,000,000	$116.10

(1)
Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)
A registration fee of $116.10 was previously paid in connection with the initial filing on February 7, 2011.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated May 17, 2013

PROSPECTUS

             Shares

Stone Harbor Investment Partners

Stone Harbor Global Income Allocation Fund

Common Shares
$25.00 per Share

        Investment Objective.    Stone Harbor Global Income Allocation Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

        No Prior Trading History.    Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering price. Such risks may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund's common shares of beneficial interest ("Common Shares") will be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "SBG."

        Portfolio Contents.    The Fund will seek to achieve its investment objectives by utilizing a tactical asset allocation strategy among worldwide fixed-income sectors in the credit markets, including corporate debt of developed (including U.S., European and Asian) and emerging market issuers and sovereign debt of emerging market countries. The Fund's investments may be denominated in the U.S. dollar or non-U.S. currencies, including the local currency of an emerging market. The Fund's investments may include, without limitation, bonds; debentures; notes; convertible securities; preferred stock; loan assignments and participations; structured notes and other hybrid instruments;

         Investment in the Fund's Common Shares may be considered speculative and involves certain risks. See "Principal Risk Factors" beginning on page 61 of this prospectus. There can be no assurance that the Fund will achieve its investment objective.

	Per Share	Total(1)

Public Offering Price	$25.000	$

Sales Load(2)	$	$

Proceeds, After Expenses, to the Fund(3)	$	$

(1)
The Fund has granted the underwriters an option to purchase up to                        additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus, solely to cover overallotments, if any. If this option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Fund will be $            , $            , and $            , respectively. See "Underwriters."

(2)
Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") (and not the Fund) has agreed to pay, from its own assets, structuring and syndication fees to                                    , and structuring fees to                                    ,                                     . These fees are not reflected under sales load in the table above. See "Underwriters—Additional Compensation to be Paid by the Investment Manager."

(3)
Total offering expenses in connection with the Common Shares (other than the sales load, but inclusive of the distribution assistance payment described below) are estimated to be $            , of which $            is payable by the Fund. Actual offering expenses may vary substantially from this amount. Stone Harbor has agreed to pay all of the Fund's organizational expenses, as well as the offering expenses of the Fund (other than the sales load, but inclusive of the distribution assistance payment to                        ) that exceed $            per Common Share (        % of the offering price). As compensation for providing certain distribution-related services,                                     , an affiliate of                                    , the Fund's administrator, will receive        % of the total public offering price (inclusive of the over-allotment option) plus reimbursement of certain of its expenses. Any offering costs paid by the Fund will be deducted from the total proceeds of the offering received by the Fund.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters expect to deliver the Common Shares to purchasers on or about                        , 2013.

[Underwriters]

The date of this prospectus is                        , 2013.

(continued from previous page)

obligations of supranational and quasi-sovereign organizations; Rule 144A and Regulation S securities; payment-in-kind securities; zero-coupon bonds; trade claims; bank certificates of deposit; fixed time deposits; bankers' acceptances; money market instruments; warrants; and derivatives related to or referencing these types of securities and instruments. The Fund will invest in issuers located, domiciled or doing business outside the United States, including issuers that are located or domiciled in emerging market countries, that derive all or a substantial part of their revenues from emerging market countries or that have all or a substantial amount of their assets in emerging market countries; however, under normal circumstances, the Fund will invest at least 35% of its net assets in U.S. issuers. The Fund generally will invest in at least three different countries, including the U.S., and under normal circumstances will invest at least 40% of its net assets in non-U.S. investments.

        The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes, including to manage the duration of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: interest rate futures contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps, total return swaps on individual securities or groups or indices of securities, credit-linked notes, foreign currency forward contracts and options. The Fund may use these instruments for hedging purposes, for leverage, for interest rate or duration management or otherwise to gain, or to reduce, long or short exposure to obligations of issuers (for example, credit linked notes may be used to gain exposure to certain debt instruments). The Fund may invest, without limitation, in debt instruments that are rated below investment grade by a nationally recognized statistical rating organization and in unrated debt instruments that are deemed to be of comparable quality by the Investment Manager, including distressed and defaulted instruments. Under current market conditions, the Investment Manager anticipates that the Fund's investments initially will be focused in below investment grade instruments and in emerging market debt instruments.

        Use of Leverage.    The Fund currently intends to utilize leverage by entering into reverse repurchase agreements, borrowing from banks or other financial institutions or issuing debt instruments (collectively, "Borrowings"), and/or issuing preferred shares ("Preferred Shares"). The aggregate amount of the Fund's Borrowings and the liquidation value of any Preferred Shares will generally not exceed 33 1/3% of the Fund's total assets, including assets attributable to any Borrowings and to any Preferred Shares that may be outstanding, measured immediately after the transaction giving rise to the leverage. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to holders of the Fund's Common Shares ("Common Shareholders") will increase. See "Use of Leverage" and "Principal Risk Factors—Leverage Risk." The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and certain other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions.

        For more information on the Fund's investment strategies, see "Investment Objective and Policies."

        Investment Manager.    Stone Harbor will act as the Fund's investment manager. As of December 31, 2012, Stone Harbor had approximately $62.7 billion in assets under management. Stone Harbor's address is 31 West 52nd Street, 16th Floor, New York, NY 10019. See "Management of the Fund—Investment Manager."

        This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this prospectus, which contains important information

i

about the Fund, before deciding whether to invest in the Common Shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated                        , 2013 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page            of this prospectus, by calling                        (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or obtain a copy (and other information regarding the Fund) from the SEC's website (http://www.sec.gov) or from the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund's web site (                        ), which also provides a link to the SEC's website where the Fund's Statement of Additional Information can be obtained, or call                         (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. The information contained in, or accessed through, the Fund's website is not part of this prospectus.

        The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

ii

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any person to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained herein is accurate only as of the date on the cover page of this prospectus. Subsequent to the date of this prospectus, the Fund will amend this prospectus if, during the period this prospectus is required to be delivered, any material information herein becomes materially inaccurate.

iii

PROSPECTUS SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares of beneficial interest ("Common Shares"). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal Risk Factors."

The Fund	Stone Harbor Global Income Allocation Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."
The Offering

The Fund is offering            Common Shares through a group of underwriters (the "Underwriters") led by                        . You must purchase at least            Common Shares ($        ) if you wish to participate in this offering. The Fund has granted the Underwriters an option to purchase up to            additional Common Shares within 45 days of the date of this prospectus solely to cover overallotments. The initial public offering price is $25.00 per share. See "Underwriters."

Listing and Symbol	The Fund anticipates that its Common Shares will be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "SBG."
Investment Objective and Policies

The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

The Fund will seek to achieve its investment objectives by utilizing a tactical asset allocation strategy among worldwide fixed-income sectors in the credit markets, including corporate debt of developed (including U.S., European and Asian) and emerging market issuers and sovereign debt of emerging market countries. The Fund's investments may be denominated in the U.S. dollar or non-U.S. currencies, including the local currency of an emerging market. The Fund's investments may include, without limitation, bonds; debentures; notes; convertible securities; preferred stock; loan assignments and participations; structured notes and other hybrid instruments; obligations of supranational and quasi-sovereign organizations; Rule 144A and Regulation S securities; payment-in-kind securities; zero-coupon bonds; trade claims; bank certificates of deposit; fixed time deposits; bankers' acceptances; money market instruments; warrants; and derivatives related to or referencing these types of securities and instruments. Under current market conditions, the Investment Manager anticipates that the Fund's investments initially will be focused in below investment grade instruments and in emerging market debt instruments.

The Fund seeks income and capital appreciation through asset class selection, country selection, sector selection, security selection and currency selection.

The Fund will invest in issuers located, domiciled or doing business outside the United States, including issuers that are located or domiciled in emerging market countries, that derive all or a substantial part of their revenues from emerging market countries or that have all or a substantial amount of their assets in emerging market countries; however, under normal circumstances, the Fund will invest at least 35% of its net assets in U.S. issuers, which it defines to include

• issuers domiciled or headquartered in the United States,
• issuers whose interests primarily trade in the United States,

•

issuers doing a substantial amount of business inside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business inside the United States or have at least 50% of their assets inside the United States,

• derivatives and other instruments intended to provide economic exposure to any of the foregoing, and
• the U.S. Government or its agencies or instrumentalities, and state and local government issuers.

The Fund generally will invest in at least three different countries, including the U.S., and under normal circumstances will invest at least 40% of its net assets in non-U.S. investments, which it defines to include:

• securities of issuers organized or located outside the United States, including issuers located in developed (including European and Asian) and emerging market countries,
• securities of issuers whose interests primarily trade in a market located outside the United States,

•

securities of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their assets outside the United States,

• securities of emerging market sovereign issuers, supranational issuers and quasi-sovereign issuers,
• securities denominated in foreign currencies, and
• derivatives and other instruments intended to provide economic exposure to any of the foregoing.

The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes, including to manage the duration of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: interest rate futures contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps, total return swaps on individual securities or groups or indices of securities, credit-linked notes, foreign currency forward contracts and options. The Fund may use these instruments for hedging purposes, for leverage, for interest rate or duration management or otherwise to gain, or to reduce, long or short exposure to obligations of issuers (for example, credit linked notes may be used to gain exposure to certain debt instruments).

In selecting investments, Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") will apply a market risk analysis contemplating the assessment of various factors, such as credit risks, liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.

The Fund may invest, without limitation, in debt instruments that are rated below investment grade by a nationally recognized statistical rating organization (an "NRSRO") or unrated debt instruments that are deemed to be of comparable quality by the Investment Manager, including distressed and defaulted instruments. Debt instruments rated below investment grade are commonly known as "high yield" or "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

The Fund may also invest in currencies, money market and short-term debt instruments and cash equivalents, structured investments or other derivatives for investment, cash management and defensive purposes.

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings (as defined in "—Leverage" below) and/or issuing preferred shares ("Preferred Shares"). The aggregate amount of the Fund's Borrowings and the liquidation value of any Preferred Shares will generally not exceed 33 1/3% of the Fund's Total Managed Assets (as defined in "—Investment Manager" below), measured immediately after the transaction giving rise to the leverage. See "—Leverage" below and "Use of Leverage" in this prospectus. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and certain other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions. See "Use of Leverage."

Investment Strategy

The Investment Manager analyzes global credits to identify potential investments for the Fund. The Investment Manager selects those individual investments that it considers to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented.

Individual security selection is driven by the Investment Manager's economic view, industry outlook and credit analysis. The Investment Manager generally allocates the Fund's investments across a broad range of countries, issuers and industries, which can help to reduce risk. In evaluating the issuer's creditworthiness, the Investment Manager uses fundamental analysis and may consider, among other things, the following factors:

• The strength of the issuer's financial resources and sensitivity to economic conditions and trends;
• The issuer's operating history;
• The experience and track record of the issuer's management;
• The economic outlook for the country or countries in which the issuer operates; and
• The prospects for the industry or industries in which the issuer operates.
In addition to many of the factors mentioned above, in allocating among different industry sectors, the following are some of the factors the Investment Manager may consider:
• Demographics;
• Business cycles;
• Supply and demand;
• Technological developments in an industry;
• Raw material and transportation factors; and
• Availability of, and issues affecting, labor.

In allocating among different industry sectors within each country, the following are some of the factors the Investment Manager may consider:
• Currency, inflation and interest rates and trends;
• Growth rate forecasts;
• Liquidity of a country's debt markets;
• Fiscal policies and balances;
• Political and economic outlook;
• Tax environment; and
• Amount of debt outstanding.
When making country allocation decisions, the type of country-specific information that the Investment Manager may utilize includes:
• Budget balance as percentage of gross domestic product ("GDP");
• Current account as percentage of GDP;
• Debt as percentage of GDP;
• Reserves in months of imports;
• Growth in fixed investment;
• Savings as percentage of GDP;
• Inflation rate;
• Unemployment rate;
• Political stability;
• Rate and direction of future changes; and
• The global investment policy set by Stone Harbor's Investment Policy Committee.
Furthermore, Stone Harbor's portfolio management team conducts extensive travel to key countries in order to complement its research.
The Investment Manager will look to sell or reduce exposure to securities or countries that, in its opinion, do not offer enough potential return relative to the risks presented.

When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Investment Manager

Stone Harbor Investment Partners LP is the Fund's investment manager. The Investment Manager was established in 2006 and provides investment advisory services to clients located throughout the world. The Investment Manager's principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of December 31, 2012, the Investment Manager managed approximately $62.7 billion in assets under management. The Investment Manager is 100% employee owned.

Subject to the general supervision of the Fund's Board of Trustees (the "Board"), the Investment Manager is responsible for making investment decisions for the Fund. For these services the Investment Manager will receive an annual fee (the "Management Fee"), payable monthly, in an amount equal to        % of the Fund's average daily total assets, including assets attributable to any Borrowings (as defined in "—Leverage" below) and to any Preferred Shares that may be outstanding minus accrued liabilities (other than liabilities representing Borrowings) (collectively, "Total Managed Assets"). With respect to any reverse repurchase agreements, "Total Managed Assets" also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty.

Administrator

ALPS Fund Services, Inc. ("ALPS" or the "Administrator") is the Fund's administrator. Pursuant to a Marketing, Administration, Bookkeeping and Pricing Services Agreement (the "Administration Agreement") with the Fund, ALPS, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund and pays expenses incurred in connection with its administrative activities. As Administrator, ALPS provides certain services, including assisting in maintaining the Fund's office; furnishing the Fund with clerical and certain other services required by it; compiling data for and preparing notices and shareholder reports to the Securities and Exchange Commission ("SEC"); calculating the Fund's daily net asset value ("NAV"); preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund's expense accruals; monitoring compliance with the Fund's investment policies and limitations; and generally assisting in the Fund's operations.

Leverage

The Fund currently intends to utilize leverage by entering into reverse repurchase agreements, borrowing from banks or other financial institutions or issuing debt instruments (collectively, "Borrowings") in an amount that, when combined with the liquidation value of Preferred Shares issued by the Fund, if any, does not exceed 33 1/3% of the Fund's Total Managed Assets, immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to holders of the Fund's Common Shares ("Common Shareholders") will increase. See "Use of Leverage" and "Principal Risk Factors—Leverage Risk." The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and certain other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions.

There is no assurance that the Fund will use leverage. If used, there is no assurance that the Fund's leveraging strategies will be successful. See "Principal Risk Factors—Leverage Risk." The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of Borrowings, issuance of Preferred Shares or the use of other forms of effective leverage (such as the use of derivatives strategies) will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Principal Risk Factors—Leverage Risk." In addition, fees and expenses of Borrowings, any future issuance of Preferred Shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such leverage (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services and to the Administrator for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Total Managed Assets, which may create an incentive for the Investment Manager to leverage the Fund or to leverage using strategies that increase the Investment Manager's fee.

The Fund's willingness to incur leverage for investment purposes, and the amount of leverage the Fund may incur, will depend on many factors, the most important of which are market conditions and the cost of such leverage.

Unless and until the Fund issues Preferred Shares, makes Borrowings, or enters into other transactions that generate leverage, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies. There is no assurance that any leveraging strategy will be successful during any period in which such strategy is employed.

Principal Risk Factors	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's Common Shares. See the section entitled "Principal Risk Factors" for a more complete discussion of the risks of investing in the Fund's Common Shares.

Non-Diversified Status. As a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act") the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's NAV. Notwithstanding its status as a non-diversified investment company, the Fund intends to conduct its operations so as to meet the diversification requirements for qualification as a "regulated investment company," which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are timely distributed to shareholders. See "U.S. Federal Income Tax Matters."

No Operating History. The Fund is a newly organized, non-diversified, closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See also "—Investment and Market Risk."

Management Risk. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so, which may adversely affect the Fund's ability to achieve its investment objective. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund's performance may lag behind that of similar funds as a result.

Asset Allocation Risk. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated by the Investment Manager. The investment performance of the Fund may be adversely affected if the Investment Manager allocates a significant portion of the Fund's assets to a country, industry or sector, asset class or subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. In addition, the Investment Manager's assessment of the relative value of a particular country, industry or sector, asset class or subset of an asset class may prove incorrect, resulting in the Fund's experiencing losses or poor performance.

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a "discount."

The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund's Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of Shares."

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions.
Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.
Debt Instrument Risk. In addition to the other risks described herein, debt instruments are also subject to the following general risks:

•

Redemption Risk—Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

• Limited Voting Rights—Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
• Liquidity—Certain debt instruments may be substantially less liquid than many other securities, such as U.S. government securities or common shares or other equity securities.

•

Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Interest Rate Risk. Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise the market value of fixed income instruments generally will fall, and when interest rates fall the market value of such securities generally will rise. The Fund's investment in such securities means that the NAV and market price of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels. During periods of declining interest rates, an issuer of fixed income instruments may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding fixed income instruments or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt instruments with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's investments in preferred shares or other equity securities may also be influenced by changes in interest rates.

The Fund may invest in both fixed- and variable-rate debt instruments. Investments in variable rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt instruments may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the common shares.

Credit Risk. Credit risk is the risk that an issuer of, for example, a fixed income instrument or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund's portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income instrument, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed-income securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative effect on the Fund's ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.
Investments in debt obligations denominated in a foreign currency involve currency risk. See "—Foreign Currency Risk."

Corporate Debt Risks. Like all debt instruments, corporate debt instruments generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt instruments come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt instruments may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt instruments, and may be fixed rate, variable rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and "synthetic" convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component").

Prices of corporate debt instruments fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer's performance, perceptions of the market place, management performance, financial leverage and reduced demand for the issuer's goods and services. There is a risk that the issuers of the corporate debt instruments in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Investments in Foreign Securities. Investing in foreign securities or issuers with significant exposure to foreign markets involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers in non-U.S. countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political, social and/or financial instability, or adverse diplomatic developments, which could adversely affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "—Foreign Currency Risk."

Certain foreign governments levy withholding or other taxes on dividend and interest income or on the sale or other disposition of foreign securities. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may invest in certain sovereign debt obligations that are issued by, or in certain companies that operate in or have dealings with, countries that thereafter become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or that the U.S. government identifies as state sponsors of terrorism. Investments in such countries or companies may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks and may be required to dispose of such investments at a time when it may not be advantageous to do so.

Sovereign Debt Obligations Risk. Investments in countries' government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt instruments to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income instruments, such as commercial bank debt, will not contest payments to the holders of other foreign government debt instruments in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt instruments in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt instruments may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt instruments in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Since 2010, the risks of investing in foreign sovereign debt have increased significantly as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments. It is possible that these or similar events could have a significant adverse effect on the value and risk profile of the Fund. See "—Redenomination Risk."
Investments in a foreign country's government debt instruments involve currency risk. See "—Foreign Currency Risk."

Investments in Emerging Market Countries. Investing in the securities of issuers located in emerging market countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war), which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and to enforce a judgment in a court outside of the United States.

In addition, the interrelatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country may spread throughout a region or even among all or most emerging market countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Non-Investment Grade Instruments Risk. The Fund's investments in fixed-income instruments and preferred stocks of below investment grade quality (commonly referred to as "high yield" or "junk bonds") are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such below investment grade instruments entail greater potential price volatility and may be less liquid than higher-rated instruments. Issuers of below investment grade quality instruments are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's NAV and income distributions. The prices of these lower quality instruments are more sensitive to negative developments than higher rated instruments. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such an instrument may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund may invest without limit in instruments rated below investment grade. See "Principal Risk Factors—Credit Risk."

Convertible Securities Risk. Convertible securities are debt or equity securities, such as convertible bonds or convertible preferred stock, that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common shares or other securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying security). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined principally by the market price and volatility of the underlying security. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common shares or other securities approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares or other securities while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common shares or other securities or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective or on its NAV. Synthetic convertible securities are subject to these risks generally but are also subject to derivatives-related risks associated with the underlying convertible component.

Loan Participations and Assignments Risk. The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund's investments in loans in most instances will be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party. Because there is no liquid market for many such instruments, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund's ability to dispose of particular loans and loan participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these instruments for purposes of valuing the Fund's portfolio and calculating its NAV.

Foreign Currency Risk. The Fund may invest without limit in securities denominated in foreign currencies, which may include the local currencies of emerging market countries. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in losses to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will realize foreign currency losses for U.S. federal income tax purposes. See "U.S. Federal Income Tax Matters." The Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan." The liquidation of investments, if required, may have an adverse effect on the Fund's performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively affected by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may affect the exchange rates of the local currencies in which the debt instruments are denominated. Countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund's investments may be affected by the actions of the governments of the countries in which the Fund invests. The Fund may be negatively affected by developments associated with the euro. See "—Redenomination Risk" below.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Issuer Risk.    The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk.    The Fund may invest in small or medium capitalization issuers. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They also may have limited liquidity. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Structured Products Risk.    The Fund may invest in structured investments, structured notes and other similar products consistent with the Fund's investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate ("LIBOR")), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income instruments discussed herein, structured products carry additional risks including, but not limited to:

• the possibility that distributions from underlying investments will not be adequate to make interest or other payments;
• the quality of the underlying investments may decline in value or default;
• the possibility that the security may be subordinate to other classes; and
• the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. When the Fund's investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Derivatives Risk.    Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The Fund may use derivatives to a significant extent for hedging, investment, interest rate or duration management or leverage purposes. Derivative transactions (such as swaps, options and futures contracts and options thereon) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. Some derivatives may be subject to central clearing, while others may not. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts (whether a clearing corporation in the case of a cleared derivative instrument or another third party in the case of an uncleared derivative instrument) purchased and sold by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. To the extent the Fund's claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See "—Counterparty Risk." The Fund's use of derivatives can affect the amount, timing and character of distributions to shareholders; the extent to which the Fund invests in derivatives may be limited by tax considerations (see discussion in "U.S. Federal Income Tax Matters"). The use of derivatives involves costs which are ultimately borne by the Fund and reduce returns. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

The use of certain derivatives may expose the Fund to leverage risk. See "—Leverage Risk."

"It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indices of securities may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance. For example, the U.S. Government recently enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because many of the provisions contained in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") are subject to further rule making (and many of the rules are not yet final), its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin), and the Fund may be unable to execute its investment strategy as a result. Some types of derivatives, including certain interest rate swaps and certain credit default index swaps, will be required to be cleared. In a cleared derivatives transaction, a central clearing organization will be substituted as the counterparty to each side of the transaction. It is unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps Risk.    Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the derivative contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Risks of Short Economic Exposure.    The use by the Fund of derivatives (such as options, forwards or futures contracts) or short sales for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives or short sales exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund's loss on a short position using derivatives or short sales theoretically could be unlimited. In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets.

Counterparty Risk.    The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of cleared instruments or another third party in the case of uncleared instruments) and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund's ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund's claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Leverage Risk.    Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which leverage is employed. The use of leverage by the Fund would result in more risk to the Fund's shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the costs of Borrowings, the costs of derivatives transactions used to generate leverage and the dividend payable on any outstanding Preferred Shares, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if such leverage had not been used. In addition, if an event of default were to occur with respect to a reference obligation on which the Fund had sold a credit default swap, the value of the reference obligation received by the Fund (if any), coupled with the periodic payments previously received from the counterparty, may be less than the full notional value the Fund pays to the buyer, in which case the investment performance of the Fund's Common Shares will underperform as compared to what the performance would have been had the Fund not written any credit default swaps. See "—Credit Default Swaps Risk" for further information on the risks associated with credit default swaps. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses associated with Borrowings, sales of credit default swaps, derivatives transactions and issuances of Preferred Shares will be borne by Common Shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage in the form of Borrowings or Preferred Shares, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use such leverage, as such fees will be calculated on the basis of the Fund's Total Managed Assets, which includes assets attributable to any Borrowings and to any Preferred Shares. In this regard, holders of debt or Preferred Shares do not bear such fees. Rather, Common Shareholders bear the portion of such fees attributable to the assets purchased with the proceeds of such leverage or the investment exposure obtained through such leverage, which means that Common Shareholders effectively bear the entirety of advisory and administrative fees.

Leverage involves risks and special considerations that Common Shareholders should consider, including:
• the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
• the use of leverage may increase operating costs, which may reduce the Fund's total return; and

•

the effects of leverage in a declining market, which is likely to cause greater decline in the NAV of the Common Shares than if the Fund were not leveraged. This may result in a decline in the market price of the Common Shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to pay off Borrowings, to redeem Preferred Shares or to close out derivative transactions, resulting in a decrease in the NAV of the Fund. The Investment Manager, in its discretion, will continue the Fund's use of leverage when it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to Common Shareholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to Common Shareholders as compared to a situation in which the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Investments in Trade Claims Risk.    An investment in trade claims may be speculative and may carry a high degree of risk. Trade claims are typically illiquid instruments and generally do not pay interest. The debtor may not be able to satisfy the obligation on the trade claim. The markets in trade claims generally are not regulated. Because trade claims are generally unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Distressed and Defaulted Instruments Risk.    Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed instruments may be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss. Distressed instruments may be highly illiquid and the prices at which distressed instruments may be sold may represent a substantial discount to what the Investment Manager believes to be the ultimate value of such obligations.

Redenomination Risk.    Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments, especially any investments denominated in euros. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See "—Foreign Currency Risk," "—Liquidity Risk" and "—Valuation Risk." To the extent a currency used for redenomination purposes is not specified in respect of certain euro-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Reinvestment Risk.    Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Common Shares.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Investment Manager's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Investment Manager's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Investment Manager desires to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.

Warrants Risk.    The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio and Common Shares.

Liquidity Risk.    Certain of the Fund's investments may be illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See "—Valuation Risk."

Valuation Risk.    When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See "Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Legal and Regulatory Risk.    Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission ("CFTC"), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Preferred Securities Risk.    The Fund may invest in preferred securities. Preferred securities may have fixed or variable dividend rates. In addition to many of the risks associated with both fixed income instruments and common shares or other equity securities, preferred securities are also subject to deferral risk. Preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. See "—Convertible Securities Risk."

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Market Disruption and Geopolitical Risk.    The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers.

These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund's investments and the market value and net asset value of the Fund's Common Shares.

Portfolio Turnover Risk.    The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed [            ]% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions.    The Fund's Declaration of Trust (the "Declaration of Trust") includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust."

Distributions

The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund will also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

If the total distributions made in any calendar year exceed the Fund's current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, such excess distributed amount would be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of the Common Shareholder's investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder's Common Shares and therefore may increase a shareholder's tax liability for capital gains upon a sale of Common Shares.

See "U.S. Federal Income Tax Matters." The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The Fund's initial distribution is expected to be declared approximately [    ] days after the completion of this offering and paid approximately [    ] days after the completion of the offering, depending on market conditions. The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

Stone Harbor has received an order from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by Stone Harbor to include realized long-term capital gains as a part of their regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to Common Shareholders, such distribution may bear on the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

Dividend Reinvestment Plan

Unless a Common Shareholder elects otherwise, the Common Shareholder's distributions will be reinvested in additional Common Shares under the Fund's automatic dividend reinvestment plan (the "Plan"). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Plan."

Custodian and Transfer Agent

The Bank of New York Mellon ("BNYM") serves as the Fund's custodian and Computershare Shareowner Services, LLC ("Computershare") serves as the Fund's transfer agent. See "Custodian and Transfer Agent."

SUMMARY OF FUND EXPENSES

        The purpose of the tables below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the tables are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately         Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan." The following table also assumes Borrowings in an aggregate amount equal to 33 1/3% of the Fund's Total Managed Assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares ("Net Assets"). Footnote (7) below shows Annual Expenses assuming no Borrowings. See "Management of the Fund—Investment Manager" for more information about the Management Fee. The Fund's actual expenses may vary substantially from the estimates below.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses (as a percentage of offering price)(1)(2)	[ ]	%
Dividend Reinvestment Plan fees(3)	None

Percentage of Net Assets Attributable to Common Shares(7)
Annual Expenses
Management Fees(4)	1.00%
Administration Fees(5)	[ ]	%
Interest Payments on Borrowed Funds(6)	[ ]	%
Other Expenses(8)	[ ]	%
Total Annual Expenses	[ ]	%

(1)
Total offering expenses in connection with the Common Shares (other than the sales load, but inclusive of the distribution assistance payment described below) are estimated to be $        , of which $        is payable by the Fund. Actual offering expenses may vary substantially from this amount. Stone Harbor has agreed to pay all of the Fund's organizational expenses, as well as the offering expenses of the Fund (other than the sales load, but inclusive of the distribution assistance payment to        ) that exceed $        per Common Share (        % of the offering price). As compensation for providing certain distribution-related services,         , an affiliate of        , the Fund's administrator, will receive        % of the total public offering price (inclusive of the over-allotment option) plus reimbursement of certain of its expenses. The Fund will pay this distribution assistance fee to the extent the Fund's offering expenses are less than or equal to $      per Common Share, and the Investment Manager will pay this fee to the extent the Fund's offering expenses exceed $        per Common Share. See "Underwriters." The offering expenses may vary substantially from these estimates.

Offering expenses borne by Common Shareholders will result in a reduction of capital of the Fund attributable to the Common Shares.

(2)
The Investment Manager (and not the Fund) has agreed to pay, from its own assets, structuring and syndication fees to        . See "Underwriters—Additional Compensation to be Paid by the Investment Manager." These fees are not reflected in the table above.

(3)
There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the Plan. You will pay brokerage charges in connection with open market purchases or if you direct the Plan Administrator, as defined below, to sell your Common Shares held in a dividend reinvestment account.

(4)
The Management Contract between the Fund and the Investment Manager obligates the Fund to pay the Investment Manager an annual investment advisory fee equal to 1.00% of the average daily Total Managed Assets. As noted above, "Total Managed Assets" includes the assets attributable to any Borrowings and to any Preferred Shares that may be outstanding, minus accrued liabilities (other than liabilities representing Borrowings). With respect to any reverse repurchase agreements, "Total Managed Assets" also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty. Because the costs of using leverage are borne by the Common Shareholders, the Management Fee as a percentage of Net Assets will exceed 1.00% if leverage is used.

(5)
The Administration Agreement between the Fund and the Administrator obligates the Fund to pay the Administrator an administration fee of        % of the average daily Total Managed Assets of the Fund, plus out-of-pocket expenses, for providing administration, bookkeeping and pricing services to the Fund.

(6)
Assumes the Fund (i) utilizes leverage through Borrowings in an aggregate amount of 33 1/3% of the Fund's Total Managed Assets and (ii) the annual interest rate on the amount obtained through the use of leverage is        %.

(7)
The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's Net Assets but, unlike the table above, assumes that the Fund has not utilized any leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no use of leverage)
Annual Expenses (as a percentage of Net Assets)
Management Fees	1.00%
Administration Fees	[ ]	%
Other Expenses(8)	[ ]	%
Total Annual Expenses	[ ]	%
(8)
"Other Expenses" are based on estimated amounts for the current fiscal year.

Example

        The following example illustrates the expenses (including the sales load of $      and estimated expenses of this offering of $      that you would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of      % of the Fund's Net Assets (which assumes the Fund obtains leverage through Borrowings in an amount equal to 33 1/3% of the Fund's Total Managed Assets) and (ii) a 5% annual return*:

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*
The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Interest Expenses" and "Other Expenses" set forth in the Annual Expenses table are accurate, that the rates listed under "Annual Expenses" remain the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return.

 THE FUND

        The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 21, 2011, pursuant to the Declaration of Trust. The Declaration of Trust is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 31 West 52nd Street, 16th Floor, New York, NY 10019 and its telephone number is                (toll-free).

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $        ($      if the Underwriters exercise the overallotment option in full) after payment of the sales load and estimated offering expenses (inclusive of the distribution assistance payment to      ) payable by the Fund (expected to be approximately $      per Common Share).

        The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within approximately one to three months after the completion of the offering. Pending such investment, the Fund will invest its assets in money market and short-term debt instruments or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested. If the Fund is delayed in investing the proceeds of this offering, the Fund's initial distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVE AND POLICIES

        The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

        The Fund will seek to achieve its investment objectives by utilizing a tactical asset allocation strategy among worldwide fixed-income sectors in the credit markets, including corporate debt of developed (including U.S., European and Asian) and emerging market issuers and sovereign debt of emerging market countries. The Fund's investments may be denominated in the U.S. dollar or non-U.S. currencies, including the local currency of an emerging market. The Fund's investments may include, without limitation, bonds; debentures; notes; convertible securities; preferred stock; loan assignments and participations; structured notes and other hybrid instruments; obligations of supranational and quasi-sovereign organizations; Rule 144A and Regulation S securities; payment-in-kind securities; zero-coupon bonds; trade claims; bank certificates of deposit; fixed time deposits; bankers' acceptances; money market instruments; warrants; and derivatives related to or referencing these types of securities and instruments. Under current market conditions, the Investment Manager anticipates that the Fund's investments initially will be focused in below investment grade instruments and in emerging market debt instruments.

        The Fund seeks income and capital appreciation through asset class selection, country selection, sector selection, security selection and currency selection.

        The Fund will invest in issuers located, domiciled or doing business outside the United States, including issuers that are located or domiciled in emerging market countries, that derive all or a substantial part of their revenues from emerging market countries or that have all or a substantial amount of their assets in emerging market countries; however, under normal circumstances, the Fund will invest at least 35% of its net assets in U.S. issuers, which it defines to include:

  •
  issuers domiciled or headquartered in the United States,

  •
  issuers whose interests primarily trade in the United States,

  •
  issuers doing a substantial amount of business inside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business inside the United States or have at least 50% of their assets inside the United States,

  •
  derivatives and other instruments intended to provide economic exposure to any of the foregoing, and

  •
  the U.S. Government or its agencies or instrumentalities, and state and local government issuers.

        The Fund generally will invest in at least three different countries, including the U.S., and under normal circumstances will invest at least 40% of its net assets in non-U.S. investments, which it defines to include

  •
  securities of issuers organized or located outside the United States, including issuers located in developed (including European and Asian) and emerging market countries

  •
  securities of issuers whose interests primarily trade in a market located outside the United States,

  •
  securities of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their assets outside the United States,

  •
  securities of emerging market sovereign issuers, supranational issuers and quasi-sovereign issuers

  •
  securities denominated in foreign currencies, and

  •
  derivatives and other instruments intended to provide economic exposure to any of the foregoing.

        The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes, including to manage the duration of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: interest rate futures contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps, total return swaps on individual securities or groups or indices of securities, credit-linked notes, foreign currency forward contracts and options. The Fund may use these instruments for hedging purposes, for leverage, for interest rate or duration management or otherwise to gain, or to reduce, long or short exposure to obligations of issuers (for example, credit linked notes may be used to gain exposure to certain debt instruments).

        In selecting investments, Stone Harbor will apply a market risk analysis contemplating the assessment of various factors, such as credit risks, liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.

        The Fund may invest, without limitation, in debt instruments that are rated below investment grade by an NRSRO or unrated instruments that are deemed to be of comparable quality by the Investment Manager, including distressed and defaulted instruments. Debt instruments rated below investment grade are commonly known as "high yield" or "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

        The Fund may also invest in currencies, money market and short-term debt instruments and cash equivalents, structured investments or other derivatives for investment, cash management and defensive purposes.

        The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

        Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings and/or issuing Preferred Shares. The aggregate amount of the Fund's Borrowings and the liquidation value of any Preferred Shares will generally not exceed 33 1/3% of the Fund's Total Managed Assets, measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and certain other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions. See "Use of Leverage."

Investment Strategy

        The Investment Manager analyzes global credits to identify potential investments for the Fund. The Investment Manager selects those individual investments that it considers to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented.

        Individual security selection is driven by the Investment Manager's economic view, industry outlook and credit analysis. The Investment Manager generally allocates the Fund's investments across a broad range of countries, issuers and industries, which can help to reduce risk. In evaluating the issuer's creditworthiness, the Investment Manager uses fundamental analysis and may consider, among other things, the following factors:

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  The strength of the issuer's financial resources and sensitivity to economic conditions and trends;

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  The issuer's operating history;

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  The experience and track record of the issuer's management;

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  The economic outlook for the country or countries in which the issuer operates; and

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  The prospects for the industry or industries in which the issuer operates.

        In addition to many of the factors mentioned above, in allocating among different industry sectors, the following are some of the factors the Investment Manager may consider:

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  Demographics;

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  Business cycles;

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  Supply and demand;

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  Technological developments in an industry;

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  Raw material and transportation factors; and

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  Availability of, and issues affecting, labor.

        In allocating among different industry sectors within each country, the following are some of the factors the Investment Manager may consider:

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  Currency, inflation and interest rates and trends;

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  Growth rate forecasts;

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  Liquidity of a country's debt markets;

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  Fiscal policies and balances;

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  Political and economic outlook;

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  Tax environment; and

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  Amount of debt outstanding.

        When making country allocation decisions, the type of country-specific information that the Investment Manager may utilize includes:

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  Budget balance as percentage of GDP;

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  Current account as percentage of GDP;

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  Debt as percentage of GDP;

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  Reserves in months of imports;

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  Growth in fixed investment;

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  Savings as percentage of GDP;

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  Inflation rate;

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  Unemployment rate;

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  Political stability;

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  Rate and direction of future changes; and

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  The global investment policy set by Stone Harbor's Investment Policy Committee.

        Furthermore, Stone Harbor's portfolio management team conducts extensive travel to key countries in order to complement its research.

        The Investment Manager will look to sell or reduce exposure to securities or countries that, in its opinion, do not offer enough potential return relative to the risks presented.

        When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Portfolio Composition

        The Fund's permitted investments include, but are not limited to:

        Bonds.    The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are "perpetual" in that they have no maturity date.

        Corporate Debt Instruments.    The Fund may invest in debt instruments of corporate and other non-governmental issuers (e.g., partnerships, limited liability companies and other entities). Like all debt instruments, corporate debt instruments generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

        Corporate debt instruments come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt instruments may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt instruments, and may be fixed rate, variable rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities.

        High Yield Instruments.    The Fund may invest without limit in instruments that are rated below investment grade (below Baa by Moody's Investors Service ("Moody's") or below BBB by either Standard & Poor's ("S&P") or Fitch Ratings "Fitch") or unrated but judged by the Investment Manager to be of comparable quality. Non-investment grade bonds are commonly referred to as "high yield" instruments or "junk bonds." Non-investment grade bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated instruments. Non-investment grade bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments. Instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

        The market values of non-investment grade bonds tend to reflect individual developments of the issuer to a greater extent than do higher-quality instruments, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality instruments tend to be more sensitive to general economic conditions. Certain emerging market governments that issue non-investment grade bonds in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

        Sovereign Debt Obligations.    Sovereign debt obligations are obligations of governmental issuers in foreign developed and emerging market countries. Sovereign debt obligations include, but are not limited to, debt instruments issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, debt instruments issued by government owned, controlled or sponsored entities and supranational government entities, interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or participation in loans between governments and financial institutions (see "—Loan Participations and Assignments"). Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of sovereign debt obligations, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt obligations may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "—Investments in Foreign Securities."

        Loan Participations and Assignments.    The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund's investments in loans may be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties. The Fund's investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

        The purchaser of an assignment acquires direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

        Currency.    The Fund may engage in foreign currency exchange transactions in connection with its investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives.

        Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

        At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

        By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

        Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund's assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

        Convertible Securities.    The Fund may invest in convertible securities, which are debt or equity securities, such as convertible bonds or convertible preferred stock, that may be converted at either a stated price or stated rate into underlying shares of common stock or other securities. Convertible securities have general characteristics similar to both debt securities and equity securities. Stone Harbor will generally evaluate these instruments based primarily on their debt characteristics. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline, although to a lesser extent than non-convertible debt obligations. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common shares or other securities and, therefore, also will react to variations in the general market for such underlying securities.

        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common shares or certain other securities. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common shares or other securities.

        The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire a different security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common shares or other securities at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See "—Derivatives Risk." In addition, if the value of the underlying common shares or other securities or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

        Mortgage-Backed and Other Asset-Backed Securities.    The Fund may invest in MBS and ABS, including, among others, non-agency residential mortgage-backed securities ("RMBS"); commercial mortgage-backed securities ("CMBS"); collateralized mortgage obligations ("CMOs"), including interest-only, or "IO" class, and principal-only, or "PO" class, securities; adjustable rate mortgage-backed securities ("ARMBSs"); stripped mortgage-backed securities ("SMBS"); U.S. agency mortgage-backed pass-through securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or other federal agencies; and delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA or FHLMC. See "Principal Risk Factors—Mortgage-Related and Other Asset-Backed Securities Risk."

        Mortgage Pass-Through Securities.    Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

        The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA"). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Stone Harbor determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

        U.S. Government Securities.    U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the "U.S. Treasury"); others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

        Commercial Mortgage-Backed Securities.    CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Adjustable Rate Mortgage-Backed Securities.    ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income instruments and less like adjustable-rate securities and are subject to the risks associated with fixed income instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Collateralized Mortgage Obligations.    A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Stripped Mortgage-Backed Securities.    SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.

        Asset-Backed Securities.    ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan ABS, are subject to interest rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS. In addition, ABS have structural risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

        Please see "Additional Investment Activities and Restrictions—Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Principal Risk Factors—Mortgage-Related and Asset-Backed Securities Risk" in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

        Structured Products.    The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund's investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

        Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators.

        The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

        Variable- and Floating-Rate Securities.    Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the "reference rate") changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

        The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also invest in inverse floating-rate debt instruments ("inverse floaters"), which are floating rate instruments whose coupon rate moves in the opposite direction from the change in the reference rate. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality.

        Options.    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call may be exercised on fixed dates occurring during the term of the option. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. For more information, see "Additional Investment Activities and Restrictions—Derivatives—Options" in the Statement of Additional Information. In addition, many derivative transactions involving options require designation or segregation of Fund assets, as described below under "—Use of Asset Segregation and Special Accounts."

        Futures Contracts.    The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

        Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

        Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See "—Investments in Foreign Securities" and "—Foreign Currency Risk."

        In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

        Futures Contracts Strategies.    When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund's securities. To the extent that the value of the Fund's portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

        Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

        Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund's assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks. See "—Leverage Risk" below.

        There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund's records or deposited in a segregated account with the Fund's custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

        Swaps.    The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are often calculated by reference to a specified index and agreed upon notional amount. The term "specified index" may include currencies, interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

        The swaps in which the Fund may engage also include rate caps, floors, collars and other combinations of options, forwards, swaps and/or futures under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Fund's net obligations under the swap. These transactions are not subject to the Fund's borrowing restrictions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

        The Fund will engage in any swap transactions in a manner consistent with its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

        Options on Swaps.    The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option (sometimes called a "swaption") is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, that

  •
  the changes in the market value of securities held by the Fund and in the swap options relating to those securities may not be proportionate, which could result in an imperfect hedge leaving the Fund economically over or under exposed to such securities,

  •
  there may not be a liquid market to sell a swap option, which could result in difficulty closing a position,

  •
  swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and

  •
  counterparty risk.

        Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as an emerging market corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its Total Managed Assets, the Fund would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

        The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

        If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

        The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

         Credit Linked Notes.    The Fund may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging market bond). The Fund will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

        Use of Asset Segregation and Special Accounts.    Many derivative transactions, in addition to other requirements, require that the Fund designate or segregate cash and/or liquid securities at least equal to the Fund's daily mark-to-market obligations under the transaction. Alternatively, the Fund may "cover" its obligations through ownership of the underlying security, financial instrument or currency, or through other offsetting transactions.

        In the case of certain derivatives, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligations under the derivatives. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts.

        Although the Investment Manager will attempt to ensure that at all times the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, these obligations will often be volatile and it is possible that the Fund's liquid assets may be insufficient to support its obligations under its derivatives positions.

        Derivative transactions may be covered by other means when consistent with applicable regulatory policies, such as by entering into offsetting positions. For example, the Fund could offset a put option sold by the Fund by purchasing a put option with the same or higher strike price. Moreover, instead of segregating cash and/or liquid securities with respect to a long position in a futures or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Derivative transactions may also be covered through a combination of offsetting transactions and the designation of liquid assets.

        Leverage.    The Fund currently intends to utilize leverage through Borrowings in an amount that, when combined with the liquidation value of Preferred Shares issued by the Fund, if any, does not exceed 33 1/3% of the Fund's Total Managed Assets immediately after such transactions. The Fund may also engage in other transactions that result in leverage, such as credit default swaps and certain other derivatives transactions, but are not subject to this restriction. See "Use of Leverage" for more information.

        Repurchase Agreements.    The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Manager. Repurchase agreements maturing in more than seven days may be considered illiquid.

        Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

         Reverse Repurchase Agreements.    The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered to be senior securities under the 1940 Act unless the Fund designates on its books and records an amount of liquid assets equal to the amount of the Fund's obligations under the reverse repurchase agreements or otherwise "covers" its obligations through other offsetting transactions.

        Trade Claims.    The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services or other claims against debtors. Trade claims may offer the Fund the potential for profits because they are often purchased at a significant discount from face value. However, trade claims typically are purchased from creditors of companies in financial difficulty and are often involved in bankruptcy proceedings, and they therefore carry a significant risk of loss.

        Warrants.    Warrants give holders the right, but not the obligation, to buy common shares or other equity securities or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

        In particular, the Fund may seek to gain exposure to investments through warrants, the return on which is linked to one or more securities of issuers located in emerging market countries. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

        Unrated Instruments.    The Fund may purchase unrated instruments (which are not rated by an NRSRO) if the Investment Manager determines that the instruments are of comparable quality to rated instruments that the Fund may purchase. Unrated instruments may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield instruments may be more complex than for issuers of higher-quality obligations. The Fund's success in achieving its investment objective may depend more heavily on the Investment Manager's credit analysis to the extent that the Fund invests in below investment grade quality and unrated instruments.

        Distressed and Defaulted Instruments.    The Fund may invest in the instruments of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity instruments of the issuer or its affiliates, which may in turn be illiquid or speculative. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, the Fund may also invest in "debtor-in-possession" loans ("DIP Loans") newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

        Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.    Certain debt securities purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

        Inflation Linked Bonds.    Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

        Yankee Dollar Obligations, Eurobonds, Global Bonds.    Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

        When-Issued and Delayed Delivery Securities.    The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund's NAV.

        Private Placements and Restricted Securities.    The Fund may invest in securities, including securities originally issued pursuant to Rule 144A or Regulation S, which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

        Investing in restricted securities, or securities which are otherwise not readily marketable, could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

         Short Sales.    A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. The Fund may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. If the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so only to the extent permitted by the laws and regulations of such jurisdiction. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its Total Managed Assets.

        Money Market Instruments.    Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

        Preferred Stock.    Preferred stock, like common shares or other equity securities, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common shares or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common shares or other equity securities, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common shares or other equity securities.

        Although they are equity securities, preferred stocks have characteristics of both debt and common shares or other equity securities. Like debt, their promised income is contractually fixed. Like common shares or other equity securities, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Investment Manager will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

        Bridge Financings.    The Fund may acquire interests in senior loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in senior loans of borrowers that have obtained bridge loans from other parties. A borrower's use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

        Collateralized Debt Obligations.    The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. In addition to the normal risks associated with fixed income instruments discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Inflation-Indexed Bonds.    Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "U.S. Federal Income Tax Matters."

        Hybrid Instruments.    A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

        Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional,

U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate, variable or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund's Common Shares if the Fund invests in hybrid instruments.

        Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

        Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

        Depositary Receipts.    The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar securities that represent interests in a company's securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

        ETFs and Other Investment Companies.    The Fund may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund's investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when Stone Harbor believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Manager or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company's shares will be more volatile than unleveraged investments. See "—Leverage Risk."

        The Fund investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company (an "Underlying Fund") to 3% of such Underlying Fund's total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Fund stockholders are solicited to vote the Fund may be required to vote Underlying Fund shares in the same general proportion as shares held by other stockholders of the Underlying Fund, which would limit the Fund's ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Fund's investments in other registered investment companies to no more than 10% of the Fund's assets (with no more than 5% in any one Underlying Fund), the Fund may invest in certain Underlying Funds (including ETFs) beyond the statutory limitations to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Fund may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC, provided that the Fund complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

Portfolio Turnover

        Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed        % in any given year. A high turnover rate (100% or more) generally results in greater expenses to the Fund and may result in realization of net short-term capital gains.

Lending of Portfolio Securities

        The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its Total Managed Assets. The Fund may lend its portfolio securities consistent with the Fund's investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Manager deems material to the security on loan.

 USE OF LEVERAGE

        The Fund currently intends to utilize leverage through Borrowings in an amount that, when combined with the liquidation value of Preferred Shares issued by the Fund, if any, does not exceed 33 1/3% of the Fund's Total Managed Assets immediately after such transactions. It is possible that following such Borrowings and/or issuances of Preferred Shares, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase. See "—Leverage Risk." The Fund may also enter into other transactions that are not subject to this 33 1/3% limit but that may give rise to a form of effective leverage including, among others, credit default swaps and certain other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund's use of these transactions will be limited by the Fund's policies relating to asset segregation and "coverage" of these types of transactions.

        There is no assurance that the Fund will use leverage. If used, there is no assurance that the Fund's leveraging strategies will be successful. See "—Leverage Risk." The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

        Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of Borrowings, issuance of Preferred shares or the use of other forms of effective leverage (such as the use of derivatives strategies) will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "—Leverage Risk." In addition, fees and expenses of Borrowings, any future issuance of Preferred Shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such leverage (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage.

        During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services and to the Administrator for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Total Managed Assets, which may create an incentive for the Investment Manager to leverage the Fund or to leverage using strategies that increase the Investment Manager's fee.

         Borrowings and/or Preferred Shares may be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased with the proceeds of such leverage. The issuance of Preferred Shares or entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities. Borrowings, obligations to derivatives counterparties and Preferred Shares will generally have priority over the Fund's Common Shares. The use of leverage creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such Preferred Shares or Borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Common Shares compared with what it would have been without leverage. In addition, if an event of default were to occur with respect to a reference obligation on which the Fund had sold a credit default swap, the value of the reference obligation received by the Fund (if any), coupled with the periodic payments previously received from the counterparty, may be less than the full notional value the Fund pays to the buyer, in which case the investment performance of the Fund's Common Shares will underperform as compared to what the performance would have been without the use of credit default swaps. See "—Leverage Risk" and "—Credit Default Swaps Risk."

        The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Preferred Shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Stone Harbor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

        Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (including through the use of reverse repurchase agreements, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, but only to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the indebtedness, the value of the Fund's total assets less liabilities (other than such indebtedness) is at least 300% of the principal amount of such indebtedness (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than indebtedness, is at least 300% of the principal amount of indebtedness (excluding certain privately offered and temporary indebtedness). If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the trustees of the Fund. For the purposes of the restrictions imposed by the 1940 Act, derivative instruments and reverse repurchase agreements used by the Fund will not constitute senior securities (and will not be considered indebtedness for purposes of the 300% asset coverage limit described above) to the extent that the Fund segregates or designates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

         Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the market value of the total assets of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be. Although the Fund does not currently intend to issue Preferred Shares, if Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 300%. If the Fund issues Preferred Shares, the holders of the Preferred Shares will elect two of the trustees of the Fund. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees until the dividends are paid.

        The Fund's willingness to incur leverage for investment purposes, and the amount of leverage the Fund may incur, will depend on many factors, the most important of which are market conditions and the cost of such leverage.

        Assuming the utilization of leverage through Borrowings in the amount of 33 1/3% of the Fund's Total Managed Assets, and an annual interest rate on Borrowings of [            ]% payable on such leverage, the Fund must experience an annual return of [                        ]% in order to cover interest payments on the Borrowings. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

        The following table is designed to illustrate the effect on the return to a Common Shareholder of leverage through Borrowings in the amount of approximately 33 1/3% of the Fund's Total Managed Assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Common shareholder	%	%	%	%	%

        In addition to Borrowings and issuing Preferred Shares, the Fund may use a variety of additional strategies that would be viewed as potentially adding effective leverage to the portfolio, subject to rating agency limitations. These include the use of credit default swaps and certain other derivative instruments, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

        Unless and until the Fund makes Borrowings, issues Preferred Shares or enters into other transactions that generate leverage, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies. There is no assurance that any leveraging strategy will be successful during any period in which such strategy is employed.

Credit Facility

        In the event the Fund leverages through Borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately 33 1/3% of the Fund's Total Managed Assets (including the amount borrowed), as of the closing of the offer and sale of the Common Shares offered hereby. Any such Borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

        In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt instruments.

PRINCIPAL RISK FACTORS

        Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's Common Shares. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Non-Diversified Status

        As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's NAV. Notwithstanding its status as a non-diversified investment company, the Fund intends to conduct its operations so as to meet the diversification requirements for qualification as a "regulated investment company", which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are timely distributed to shareholders. See "U.S. Federal Income Tax Matters."

No Operating History

        The Fund is a newly organized, non-diversified, closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See also "—Investment and Market Risk."

Management Risk

        The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so, which may adversely affect the Fund's ability to achieve its investment objective. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund's performance may lag behind that of similar funds as a result.

Asset Allocation Risk

        The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated by the Investment Manager. The investment performance of the Fund may be adversely affected if the Investment Manager allocates a significant portion of the Fund's assets to a country, industry or sector, asset class or subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. In addition, the Investment Manager's assessment of the relative value of a particular country, industry or sector, asset class or subset of an asset class may prove incorrect, resulting in the Fund's experiencing losses or poor performance.

Net Asset Value Discount Risk

        Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a "discount." The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund's Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of Shares."

Investment and Market Risk

        An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions.

        Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. For example, governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including to or within developed and emerging markets. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Debt Instrument Risk

        In addition to the other risks described herein, debt instruments are also subject to the following general risks:

  •
  Redemption Risk—Debt instruments sometimes contain provisions that allow for prepayments, redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

  •
  Liquidity—Certain debt instruments may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

  •
  Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Interest Rate Risk

        Interest rate risk is the risk that investments, will decline in value because of changes in market interest rates. When interest rates rise the market value of fixed income instruments generally will fall, and when interest rates fall the market value of such securities generally rise. The Fund's investment in such securities means that the NAV and market price of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels. During periods of declining interest rates, an issuer of fixed income instruments may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding fixed income instruments or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt instruments with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's investments in preferred stock or other equity securities may also be influenced by changes in interest rates.

        The Fund may invest in both fixed- and variable-rate debt instruments. Investments in variable rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt instruments may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Common Shares.

Credit Risk

        Credit risk is the risk that an issuer of, for example, a fixed income instrument or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund's portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income instrument, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed income instruments, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative effect on the Fund's ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Corporate Debt Risks

        Like all debt instruments, corporate debt instruments generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

        Corporate debt instruments come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt instruments may include, but are not limited to, senior, junior, secured and unsecured bonds, convertible securities, notes and other debt instruments, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and "synthetic" convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component").

        Prices of corporate debt instruments fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer's performance, perceptions of the market place, management performance, financial leverage and reduced demand for the issuer's goods and services. There is a risk that the issuers of the corporate debt instruments in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Investments in Foreign Securities

        Investing in foreign securities or issuers with significant exposure to foreign markets involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers in non-U.S. countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political, social and/or financial instability, or adverse diplomatic developments which could adversely affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

        Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "—Foreign Currency Risk."

        Certain foreign governments levy withholding or other taxes on dividend and interest income or on the sale or other disposition of foreign securities. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

        From time to time, the Fund may invest in certain sovereign debt obligations that are issued by, or in certain companies that operate in or have dealings with, countries that thereafter become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or that the U.S. government identifies as state sponsors of terrorism. Investments in such countries or companies may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks and may be required to dispose of such investments at a time when it may not be advantageous to do so.

Sovereign Debt Obligations Risk

        Investments in countries' government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

        As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt instruments to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income instruments, such as commercial bank debt, will not contest payments to the holders of other foreign government debt instruments in the event of default under their commercial bank loan agreements.

        Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt instruments in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt instruments may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt instruments in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        Investments in foreign countries' government debt instruments involve currency risk. See "—Foreign Currency Risk."

Investments in Emerging Market Countries

        Investing in the securities of issuers located in emerging market countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

        The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

        Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and to enforce a judgment in a court outside of the United States.

        In addition, the interrelatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country may spread throughout a region or even among all or most emerging market countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

        Investments in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

        Investments in emerging market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Non-Investment Grade Instruments Risk

        The Fund's investments in fixed income instruments and preferred stocks of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such below investment grade instruments entail greater potential price volatility and may be less liquid than higher-rated instruments. Issuers of below investment grade quality instruments are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's NAV and income distributions. The prices of these lower quality instruments are more sensitive to negative developments than higher rated instruments. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such an instrumentmay lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund may invest without limit in instruments rated below investment grade. See "—Credit Risk."

Convertible Securities Risk

        Convertible securities are debt or equity securities, such as convertible bonds or convertible preferred stock, that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common shares or other securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying security). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined principally by the market price and volatility of the underlying security. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common shares or other securities approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares or other securities while holding an income-producing income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common shares or other securities or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective or on its NAV. Synthetic convertible securities are subject to these risks generally but are also subject to derivatives-related risks associated with the underlying convertible component.

Loan Participations and Assignments Risk

        The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund's investments in loans in most instances will be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

        The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party. Because there is no liquid market for many such instruments, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund's ability to dispose of particular loans and loan participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these instruments for purposes of valuing the Fund's portfolio and calculating its NAV.

Foreign Currency Risk

        The Fund may invest without limit in securities denominated in foreign currencies, which may include the local currencies of emerging market countries. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in losses to the Fund.

        The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will realize foreign currency loss for U.S. federal income tax purposes. See U.S. Federal Income Tax Matters." The Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan." The liquidation of investments, if required, may have an adverse effect on the Fund's performance.

        Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

        Currency exchange rates may be negatively affected by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may affect the exchange rates of the local currencies in which the debt instruments are denominated. Countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund's investments may be affected by the actions of the governments of the countries in which the Fund invests. The Fund may be negatively affected by developments associated with the euro. See "—Redenomination Risk" below.

        The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Mortgage-Related and Other Asset-Backed Securities Risk

        Mortgage-related and other ABS often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in MBS with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class receives all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these investments.

        The Fund's investments in other ABS are subject to risks similar to those associated with MBS, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks. Further, due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments.

        The value of mortgage-related and other ABS may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

        Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy during that period. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Issuer Risk

        The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

ETFs and Other Investment Companies Risk

        As an investor in an ETF or other investment company, the Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "—Leverage Risk." The Fund may invest in other investment companies for which the Investment Manager or an affiliate serves as investment manager or with which the Investment Manager is otherwise affiliated. The relationship between the Investment Manager and any such other investment company could create a conflict of interest between the Investment Manager and the Fund.

        In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF's performance to deviate from the index (which remains "fully invested" at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above. See "—Derivatives Risk").

Smaller Company Risk

        The Fund may invest in small or medium capitalization issuers. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They also may have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Structured Products Risk

        The Fund may invest in structured investments, structured notes and other similar products consistent with the Fund's investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

        Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators.

        The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

        Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

        Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income instruments discussed herein, structured products carry additional risks including, but not limited to:

  •
  the possibility that distributions from underlying investments will not be adequate to make interest or other payments;

  •
  the quality of the underlying investments may decline in value or default;

  •
  the possibility that the security may be subordinate to other classes; and

  •
  the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Investments in structured notes involve risks including interest rate risk, credit risk and market risk. When the Fund's investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Derivatives Risk

        Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The Fund may use derivatives to a significant extent for hedging, investment, interest rate or duration management or leverage purposes. Derivative transactions (such as swaps, options and futures contracts and options thereon) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. Some derivatives may be subject to central clearing, while others may not. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts (whether a clearing corporation in the case of a cleared derivative instrument or another third party in the case of an uncleared derivative instrument) purchased and sold by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. To the extent the Fund's claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances see "Counterparty Risk." The Fund's use of derivatives can affect the amount, timing and character of distributions to shareholders; the extent to which the Fund invests in derivatives may be limited by tax considerations (see discussion in "U.S. Federal Income Tax Matters"). The use of derivatives involves costs which are ultimately borne by the Fund and reduce returns. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

        The use of certain derivatives may expose the Fund to leverage risk. See "—Leverage Risk."

        It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indices of securities may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance. For example, the U.S. Government recently enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because many of the provisions contained in the Dodd-Frank Act are subject to further rule making (and many of the rules are not yet final), its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin), and the Fund may be unable to execute its investment strategy as a result. Some types of derivatives, including certain interest rate swaps and certain credit default index swaps, will be required to be cleared. In a cleared derivatives transaction, a central clearing organization will be substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions with a clearing organization through one or more clearing brokers. Although clearing of derivatives transactions is generally expected to reduce counterparty credit risk, it poses a number of additional risks. For example, cleared derivatives transactions may be more expensive to maintain than over-the-counter transactions, because the Fund may be required to deposit greater amounts of margin. Cleared transactions may be subject to unanticipated close-out by the clearing organization or a clearing broker. The Fund will be subject to the risk that its clearing broker or the clearing organization will be unable to perform its obligations. The Fund is also subject to execution risk if it enters into derivatives transactions that are required to be cleared (or which are intended to be cleared), and no clearing broker is willing to clear the transaction on the Fund's behalf. It is unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps Risk

        Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

        Although the Fund will seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

        The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the derivative contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Risks of Short Economic Exposure

        The use by the Fund of derivatives (such as options, forwards or futures contracts)or short sales for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives or short sales exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund's loss on a short position using derivatives or short sales theoretically could be unlimited. In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets.

Counterparty Risk

        The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of cleared instruments or another third party in the case of uncleared instruments) and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund's ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. To the extent the Fund's claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or analogous proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Some, but not all, derivative transactions may be cleared, in which case a central clearing counterparty stands between the direct parties to the derivative transaction and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared derivative transactions have no such protection; each party bears the risk that its direct counterparty will default and therefore these transactions often involve collateral posting or other credit support. Counterparty risk with respect to certain exchange-trade and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See "Derivatives Risk" above for more information.

Leverage Risk

        Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which leverage is employed. The use of leverage by the Fund would result in more risk to the Fund's shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the costs of Borrowings, the costs of derivatives transactions used to generate leverage and the dividend payable on any outstanding Preferred Shares, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. In addition, if an event of default were to occur with respect to a reference obligation on which the Fund had sold a credit default swap, the value of the reference obligation received by the Fund (if any), coupled with the periodic payments previously received from the counterparty, may be less than the full notional value the Fund pays to the buyer, in which case the investment performance of the Fund's Common

Shares will underperform as compared to what the performance would have been had the Fund not written any credit default swaps. See "—Credit Default Swaps Risk" for further information on the risks associated with credit default swaps. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses associated with Borrowings, sales of credit default swaps, derivatives transactions and issuances of Preferred Shares will be borne by Common Shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage in the form of Borrowings or Preferred Shares, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use such leverage, as such fees will be calculated on the basis of the Fund's Total Managed Assets, which includes assets attributable to any Borrowings and to any Preferred Shares. In this regard, holders of debt or Preferred Shares do not bear such fees. Rather, Common Shareholders bear the portion of such fees attributable to the assets purchased with the proceeds of such leverage or the investment exposure obtained through such leverage, which means that Common Shareholders effectively bear the entirety of advisory and administrative fees.

        Leverage involves risks and special considerations that Common Shareholders should consider, including:

  •
  the likelihood of greater volatility of NAV, market price and yield of the Common Shares than a comparable portfolio without leverage;

  •
  the use of leverage may increase operating costs, which may reduce the Fund's total return; and

  •
  the effects of leverage in a declining market, which is likely to cause greater decline in the NAV of the Common Shares than if the Fund were not leveraged. This may result in a decline in the market price of the Common Shares.

        The Investment Manager, in its discretion, will continue the Fund's use of leverage when it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to Common Shareholders.

        While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to Common Shareholders as compared to a situation in which the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Investments in Trade Claims Risk

        An investment in trade claims may be speculative and may carry a high degree of risk. Trade claims are typically illiquid instruments and generally do not pay interest. The debtor may not be able to satisfy the obligation on the trade claim. The markets in trade claims generally are not regulated. Because trade claims are generally unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Distressed and Defaulted Instruments Risk

        Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. See "—Non-Investment Grade Instruments Risk." However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed instruments may be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss. Distressed instruments may be highly illiquid and the prices at which distressed instruments may be sold may represent a substantial discount to what the Investment Manager believes to be the ultimate value of such obligations.

Hedging Strategy Risk

        Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

        There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Investment Manager's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Investment Manager's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

        The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Investment Manager desires to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.

Warrants Risk

        The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Preferred Securities Risk

        Investments in preferred securities are subject to many of the risks associated with both fixed income instruments and common shares or other equity securities. Preferred securities may have fixed or variable dividend rates. In addition, preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip or defer dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. See "—Convertible Securities Risk."

        Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

        Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Redenomination Risk

        Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments, especially any investments denominated in euros. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See "—Foreign Currency Risk," "—Liquidity Risk," and "—Valuation Risk." To the extent a currency used for redenomination purposes is not specified in respect of certain euro-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk

        The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund's investments and the market value and net asset value of the Fund's Common Shares.

Portfolio Turnover Risk

        The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed [            ]% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions

        The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust."

Investment at the Time of Initial Offering Risk

        Initial investments in the Fund at the time of offering are subject to a sales load and offering costs. There is no guarantee that the Fund will generate sufficient return to recoup the sales load and the offering costs.

Credit Ratings Risk

        Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to the Statement of Additional Information describes the various ratings assigned to debt obligations by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Although the Investment Manager may take into account credit ratings, it develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody's, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

Investment and Repatriation Restrictions

        Foreign investment in emerging market country issuers, including sovereign debt obligations, is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt instruments and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

        Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if an emerging market country's balance of payments deteriorates, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

        In some cases the restrictions and limitations discussed above may prompt the Fund to gain economic exposure to these securities through the use of derivatives, subjecting the Fund to the costs and risks of derivative investments.

Reinvestment Risk

        Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Common Shares.

Tax Risk

        The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a "regulated investment company" under the Code. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification requirement for qualification as a regulated investment company. Further, although foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement under current law, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which such regulations are applicable. So long as the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to shareholders, provided that, for each taxable year, the Fund distributes to its shareholders an amount equal to or exceeding 90% of the sum of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year.

        If Congress, the U.S. Treasury Department or the Internal Revenue Service were to take any action that altered the Fund's current understanding of these requirements, certain types of income representing a significant portion of the Fund's gross income may not constitute qualifying income or the Fund may not be adequately diversified. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Fund were ineligible to or otherwise did not "cure" its failure to meet such requirements, the Fund could cease to qualify for the special U.S. federal income tax treatment accorded regulated investment companies. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund's current or accumulated earnings and profits. See "U.S. Federal Income Tax Matters."

Inflation/Deflation Risk

        Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio and Common Shares.

Common Stock Risk

        In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Liquidity Risk

        Certain of the Fund's investments may be illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See "—Valuation Risk."

Repurchase Agreements Risk

        While repurchase agreements involve certain risks not associated with direct investments in debt instruments, the Fund follows procedures that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements Risk

        The Fund's use of reverse repurchase agreements involve many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is also the risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.

Securities Lending Risk

        There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the judgment of the Investment Manager, the income that can be earned from such securities loans justifies the attendant risk. The Investment Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Preferred Share Risk

        If the Fund issues Preferred Shares, the NAV and market value of the Common Shares will be more volatile, and the yield to the Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the Common Shareholders of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the Common Shareholders than if the Fund had not issued Preferred Shares. Because the Fund's investments will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund's Common Shares.

        Similarly, any decline in the NAV of the Fund's investments will be borne entirely by the holders of the Fund's Common Shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in NAV to the Common Shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the Common Shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the Common Shareholders.

        In addition, if the Fund issues Preferred Shares, the Fund would seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating for any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus. Such restrictions may adversely affect the Investment Manager's ability to manage the Fund's portfolio in a manner consistent with the Fund's investment strategy, which may, in turn, frustrate the Fund's investment objective.

Zero Coupon Securities Risk

        Certain debt securities purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current U.S. federal income tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation Linked Bonds Risk

        While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "U.S. Federal Income Tax Matters."

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk

        Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, such as credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See "—Sovereign Debt Obligations Risk" and "—Investments in Foreign Securities."

Valuation Risk

        When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See "Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Legal and Regulatory Risk

        Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

        On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund's performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's and the Investment Manager's exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

        In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund. The Investment Manager cannot predict the effects of these regulations on the Fund's portfolio.

Income Risk

        The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's fixed income holdings and Common Shareholder's income distributions from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Temporary Defensive Strategies Risk

        If the Investment Manager believes that economic or market conditions are unfavorable to investors, the Investment Manager may temporarily invest up to 100% of the Fund's assets in certain defensive strategies, including holding a substantial portion of the Fund's assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, when the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

 MANAGEMENT OF THE FUND

Trustees and Officers

        The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Manager. There are currently four trustees of the Fund. One of the trustees is an "interested person" (as defined in the 1940 Act) of the Fund. The Board oversees the management and operations of the Fund's affairs. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Investment Manager, Administrator, custodian and transfer agent, each of which is discussed in greater detail in this prospectus or in the Statement of Additional Information. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

Investment Manager

        Stone Harbor is the Fund's investment manager. Subject to the general supervision of the Board, the Investment Manager is responsible for making investment decisions for the Fund. The Investment Manager was established in 2006 and provides investment advisory services to clients located throughout the world. The Investment Manager's principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of December 31, 2012, the Investment Manager had approximately $62.7 billion in assets under management. Stone Harbor is 100% employee owned.

        Subject to the general supervision of the Board, the Investment Manager is responsible for making investment decisions for the Fund and for the overall management of the Fund's business affairs. For these services the Investment Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Total Managed Assets. With respect to any reverse repurchase agreements, "Total Managed Assets" also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty.

        As of the date of this prospectus, the Investment Manager owns 100% of the Fund's voting securities and is therefore a controlling person of the Fund.

Portfolio Managers

        The portfolio managers are primarily responsible for making day-to-day investment decisions for the Fund. Each of the persons listed below will serve as a portfolio manager beginning with the Fund's inception. Although each of the portfolio managers reports to Peter J. Wilby, each manager shares equal portfolio management responsibility for the Fund. More information about each manager's compensation, other accounts managed by each manager, and each manager's ownership of securities in the Fund is included in the Statement of Additional Information.

Portfolio Manager, Title	Length Of Service	Past 5 Years' Business Experience
Peter J. Wilby, CFA Chief Investment Officer	*	Co-portfolio manager of Fund; Since April 2006, Chief Investment Officer of Stone Harbor; Prior to April 2006, Chief Investment Officer—North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989. 31 years of industry experience.
Daniel Berkery, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; Prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O'Conner; Joined UBS O'Conner in 2000. 21 years industry experience.

Pablo Cisilino Portfolio Manager	*

Co-portfolio manager of Fund; Since July 2006, Portfolio Manager of Stone Harbor; From June 1, 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994. 22 years of industry experience.

James E. Craige, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992. 22 years of industry experience.

David Griffiths Portfolio Manager	*

Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993. 24 years of industry experience.

Portfolio Manager, Title	Length Of Service	Past 5 Years' Business Experience
Agnus Halkett, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since June 2011, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management. 11 years of industry experience.

Roger Lavan, CFA Portfolio Manager	*

Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager of US Governments, Mortgages and Asset-Backed Securities at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1987. 27 years industry experience.

Catherine Nolan Portfolio Manager	*

Co-portfolio manager of Fund; Since April 2006, Portfolio manager of Stone Harbor, Prior to April 2006 Managing Director, Senior Analyst at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991. 23 years industry experience.

David A. Oliver, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since June 2008, Portfolio Manager of Stone Harbor; Prior to June 2008, Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986. 24 years of industry experience.

William Perry Portfolio Manager	*

Co-portfolio manager of Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase. 28 years of industry experience.

Wei Romualdo, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since April 2006, Portfolio manager of Stone Harbor, Prior to April 2006, Director and Senior Analyst of high yield securities at Citigroup Asset Management. Joined Citigroup or its predecessor firms in 1998. 21 years industry experience.

Portfolio Manager, Title	Length Of Service	Past 5 Years' Business Experience
Marianne Rossi, CFA Portfolio Manager	*

Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; From October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watt/BNP Paribas Asset Management; From 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; Prior to December 2006; Head of Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; Joined UBS Global Asset Management in 2000. 29 years industry experience.

David Scott Portfolio Manager	*

Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994. 28 years of industry experience.

David Torchia Portfolio Manager	*

Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager of Investment Grade US Fixed Income Portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1984. 28 years industry experience.

*
As of the date of this prospectus, the Fund has not commenced operations.

Administrator

        ALPS Fund Services, Inc. is the Fund's administrator. Pursuant to the Administration Agreement with the Fund, ALPS, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund and pays expenses incurred in connection with its administrative activities. As Administrator, ALPS provides certain services, including: assisting in maintaining the Fund's office; furnishing the Fund with clerical and certain other services required by it; compiling data for and preparing notices and shareholder reports to the SEC; calculating the Fund's daily NAV; preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund's expense accruals; monitoring compliance with the Fund's investment policies and limitations; and generally assisting in the Fund's operations.

        For these services the Administrator will receive an annual fee, payable monthly, in an amount equal to        % of the Fund's average daily Total Managed Assets, plus out-of-pocket expenses. With respect to any reverse repurchase agreements, "Total Managed Assets" also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty.

Expenses

        The Investment Manager and the Administrator are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Stone Harbor will pay the fees of any trustee of the Fund who is an officer or employee of Stone Harbor. In addition to the fees of the Investment Manager and the Administrator, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

        Offering expenses relating to the Fund's Common Shares (other than the sales load) that do not exceed $0.05 per Common Share will be payable by the Fund upon completion of the offering of Common Shares, will be charged to capital upon the commencement of investment operations of the Fund and will be attributable to the Common Shares. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will pay up to        % of the total public offering price (inclusive of the over-allotment option) to ALPS Distributors, Inc. as payment for its distribution assistance, as well as reasonable out of pocket expenses related to the Fund's road show. The reduction of capital described above is limited to $            per Common Share (        % of the offering price). The Investment Manager will pay any offering fees and expenses, including the distribution assistance payment to ALPS Distributors, Inc. that exceed $            per Common Share. Certain of such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See "Underwriters."

        The Management Contract authorizes Stone Harbor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio instruments, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

NET ASSET VALUE

        The Board has approved procedures to be used to value the Fund's instruments for the purposes of determining the Fund's NAV. The valuation of the instruments of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator. Different methods may be used to value different types of instruments, as discussed below, depending upon the particular instruments held by the Fund. The Fund's valuation policies are subject to change by the Board.

        The Fund generally values its instruments, currencies and other assets based on market prices determined as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its instruments on any day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are closed, including, but not limited to, the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Publicly traded foreign government and corporate debt securities are typically traded internationally in the over-the-counter market, and are generally valued at the mean between the bid and asked prices as of the close of business of that market. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third party pricing sources approved by the Fund's Board using a variety of pricing techniques and methodologies. Other than with respect to certain foreign government and corporate debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund's Board, which may use a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If pricing sources are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. Available cash is generally invested into a money market fund by the Fund's custodian, and is valued at the latest net asset value per share as reported by such fund.

        When the price quotations described above are not available, or when the Investment Manager believes that they are unreliable, instruments may be priced using fair value procedures approved by the Board. Because the Fund invests in instruments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable—such as securities of small capitalization companies, securities of issuers located in emerging market countries or high yield instruments—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid—such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Investment Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated. In particular, the value of non-U.S. instruments may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund values its instruments.

        The fair value procedures described above may use information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other instruments, indices or assets. In considering whether market quotations are available and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. instruments or securities indices) that occur after the close of the relevant market and before the Fund values its instruments. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine values of non-U.S. instruments.

        Valuing instruments at fair value involves greater reliance on judgment than valuation of instruments based on readily available market quotations. A fund that uses fair value to price instruments may value those instruments higher or lower than another fund using market quotations or its own fair value methodologies to price the same instruments. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

        The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or sell shares on the NYSE.

DISTRIBUTIONS

        The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses (including expenses associated with leveraging or interest expenses) of the Fund. The Fund will also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

        If the total distributions made in any calendar year exceed the Fund's current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, such excess distributed amount would be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of the Common Shareholder's investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder's Common Shares and therefore may increase a shareholder's tax liability for capital gains upon a sale of Common Shares. See "U.S. Federal Income Tax Matters." The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

        The Fund's initial distribution is expected to be declared approximately [    ] days after the completion of this offering and paid approximately [    ] days after the completion of the offering, depending on market conditions. The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

        Stone Harbor has received an order from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by Stone Harbor to include realized long-term capital gains as a part of their regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

        The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to Common Shareholders, such distribution may bear on the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

DIVIDEND REINVESTMENT PLAN

        Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a "Dividend"). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may reinvest that cash in additional Common Shares through purchases of the Fund's shares on the open market ("Open-Market Purchases") rather than participating in the Plan.

        The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares in Open-Market Purchases on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

        In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

        The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

        In the case of Common Shareholders such as banks, brokers or other financial institutions (collectively, a "nominee") which hold shares for others who are the beneficial owners, the Plan

Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan. If your Common Shares are held through a nominee who has elected not to participate in the Plan and are not registered with the Plan Administrator, the nominee may reinvest all dividends and distributions received on your behalf from the Fund in Common Shares through Open-Market Purchases at a price per share that may be higher or lower than the Fund's NAV per share. Please contact your financial institution for details.

        There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters" below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

        The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

        All correspondence or questions concerning the Plan should be directed to the Plan Administrator by calling            (toll free) or by writing to the Plan Administrator,                 .

U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service ("IRS"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

        The Fund intends to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year.

        If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the

Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

        A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

        The Fund's intention to qualify for treatment as a RIC may negatively affect the Fund's return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the income or diversification test for RIC qualification. If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

        The Fund intends to make monthly distributions of net investment income. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See "Dividend Reinvestment Plan" above.

        For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund's holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from "qualified dividend income," which, when received by an individual, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

        If the Fund receives dividends from an ETF or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

        Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. The Fund may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

        Effective for taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

        If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

        The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

        Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund's net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

        Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold or exchanged and the amount received. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

        The Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Fund's portfolio. If at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it might determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

        Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC's principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

        The Fund's transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

        Certain of the Fund's use of derivatives and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund's book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

        From time to time, a substantial portion of the Fund's investments in loans and other debt obligations could be treated as having "market discount" and/or "original issue discount" ("OID") for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. The Fund's investment in inflation-indexed bonds could similarly result in the Fund recognizing income without a corresponding receipt of cash. In either case, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

        Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

        The Fund's investments in shares of an ETF or other investment company that qualifies as a RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for particular treatment (e.g., as long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

        Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder's U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

        In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reports such distributions to shareholders. These exemptions from withholding for distributions will expire with respect to taxable years of a RIC beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

        The Foreign Account Tax Compliance Act ("FATCA") generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance and to a phase in beginning January 1, 2014, it is possible that distributions to a Common Shareholder by the Fund will be subject to the new 30% withholding requirements, unless the Common Shareholder provides such certifications, waivers or other documentation as the Fund requires to comply with these rules. For more information, see the Statement of Additional Information.

        Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

        The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For more detailed information, see the Statement of Additional Information. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF SHARES

        The Fund was organized as a Massachusetts business trust on January 21, 2011, pursuant to the Declaration of Trust. The Fund's Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

        The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund's Bylaws, as amended and restated through the date hereof (the "Bylaws"). The Declaration of Trust and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

        The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a "Massachusetts business trust") established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred Shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of                , 2013.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited

        Common Shareholders are entitled to share equally in dividends declared by the Board and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to any outstanding Preferred Shares. Common Shareholders have no preemptive or conversion rights and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the Fund's Common Shareholders.

        Common Shareholders are entitled to one vote for each common share held.

        The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

        The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's trustees are divided into three classes. At each annual meeting of shareholders, the term of one class expires and each trustee elected to that class holds office for a term of three years. The classification of the Board in this manner could delay for an additional year the replacement of a majority of the Board. In addition, the Declaration of Trust provides that a trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, or (ii) by at least seventy-five percent (75%) of the remaining trustees.

        As described below, the Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means trustees who either (i) have been members of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

        The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund's Common Shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund's shares (except as may be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund's Common Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees. See "Other Information—Anti-Takeover Provisions" in the Statement of Additional Information for a more detailed summary of these provisions.

        The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC.

        Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

 REPURCHASE OF COMMON SHARES

        The Fund is a closed-end investment company and as such Common Shareholders do not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels, NAV, call protection, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. To the extent permitted under applicable law, the Board reserves the right to purchase its Common Shares on the open market at any time. For example, the Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

CONVERSION TO OPEN-END FUND

        If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In addition, the Fund may have to close out any credit default swaps that it had written. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund's investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and common share dividends.

        Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the effect of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See "Other Information—Repurchase of Common Shares; Conversion to Open-End Fund" in the Statement of Additional Information for a further discussion of possible action to reduce or to eliminate such discount to NAV.

 UNDERWRITERS

        Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom                 are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

TOTAL

        The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

        The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $            per Common Share under the initial offering price. The underwriting discounts and commissions (sales load) of $            per Common Share are equal to        % of the initial offering price. Investors must pay for any Common Shares purchased on or before                , 2013.

        The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of            Common Shares at the initial public offering price per share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters' over-allotment option is exercised in full, the total public offering price would be $            , the total Underwriters' discounts and commissions (sales load) would be $            , the total estimated offering expenses borne by the Fund would be $            , and the total proceeds, after expenses, to the Fund would be $            .

        The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share				Total
	Without Over allotment		With Over allotment		Without Over allotment	With Over allotment
Public offering price		$25.00		$25.00	$	$
Sales load	$		$		$	$
Estimated offering expenses	$		$		$	$
Proceeds, after expenses, to the Fund	$		$		$	$

        The fees to certain Underwriters described below under "—Additional Compensation to Be Paid by the Investment Manager" are not reimbursable to the Investment Manager by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above. However, "Estimated offering expenses" in the table above include the payment of a distribution assistance fee by the Fund to            —                        .

        Offering expenses paid by the Fund (other than sales load, but inclusive of the distribution assistance payment to                        ) will not exceed $            per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Manager will pay the excess. The aggregate offering expenses (excluding sales load, but inclusive of the distribution assistance payment to                ) are estimated to be $            in total, $            of which will be borne by the Fund (or $            if the Underwriters exercise their over-allotment option in full).

        The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

        In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of                        or more shares to a minimum of                         beneficial owners. The minimum investment requirement is                        Common Shares ($            ).

        The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "SBG."

        At the Fund's request, the Underwriters have agreed to reserve less than        % of the Common Shares for sale in this offering to certain Trustees, portfolio managers and other officers and employees of the Investment Manager and its affiliates and their relatives (the "affiliated purchasers"), at the offering price of $25.00 per Common Share.

        In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option.

        The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent, limit or slow a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

        The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

        In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Investment Manager and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

        The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Investment Manager and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

        No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares, in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

        The Investment Manager has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

        The principal business address of                is                . The principal business address of                is                . The principal business address of                 is                .

CUSTODIAN AND TRANSFER AGENT

        BNYM is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal address of BNYM is One Wall Street, New York, New York 10286.

        Computershare serves as the transfer agent of the Fund. The principal address of Computershare is 480 Washington Blvd., Jersey City, New Jersey 07310.

LEGAL MATTERS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, New York, New York and for the Underwriters by                .

 REPORTS TO SHAREHOLDERS

        When available, the Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                        is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

        This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may request a free copy of the Statement of Additional Information by calling            -            (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 or obtain the complete Registration Statement from the SEC's website (http://www.sec.gov) or from the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund's web site (                ), which also provides a link to the SEC's website where the Fund's Statement of Additional Information can be obtained, or call            (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

STONE HARBOR INVESTMENT FUNDS
STONE HARBOR CLOSED-END FUNDS

PRIVACY POLICY AND PROCEDURES

        Stone Harbor Investment Partners LP ("Stone Harbor" or the "Adviser")-managed U.S. registered open-end investment companies (the "Stone Harbor Investment Funds") and Stone Harbor-managed U.S. registered closed-end investment companies (the "Stone Harbor Closed-End Funds," together with the Stone Harbor Investment Funds, the "Funds") have adopted the following privacy policies in order to safeguard the personal information of the Funds' customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

        Fund officers are responsible for ensuring that the following policies and procedures are implemented:

  1.
  The Funds are committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations.(1) Each Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

  2.
  Each Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Funds. No Fund has any employees. It is anticipated that the trustees and officers of a Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Funds.

  3.
  Each Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

  4.
  Each Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, a Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

        Consistent with these policies, the Funds adopt the following procedures:

  1.
  Each Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

  2.
  Each Fund will direct each of its Service Providers to adhere to the privacy policy of the Funds and to their respective privacy policies with respect to each Fund's customer information and to take all action reasonably necessary so that the Funds are in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

  3.
  Each Service Provider is required to promptly report to the officers of the Funds any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)
Generally, the Funds have institutional clients which are not considered "customers" for purposes of Regulation S-P.

          Shares

Stone Harbor Investment Partners

Stone Harbor Global Income Allocation Fund

Common Shares
$25.00 per Share

PROSPECTUS
            , 2013

        Until            , 2013 (        days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

 Subject to Completion, dated May 17, 2013

STATEMENT OF ADDITIONAL INFORMATION
[            ], 2013

Stone Harbor Global Income Allocation Fund

31 West 52nd Street, 16th Floor
New York, NY 10019

        This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Stone Harbor Global Income Allocation Fund (the "Fund"), dated [                ], 2013, as may be supplemented from time to time (the "Prospectus"), which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at [          ] (toll-free). You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

        Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

This Statement of Additional Information is dated [                ], 2013.

ADDITIONAL INVESTMENT ACTIVITIES AND RESTRICTIONS

Fundamental Investment Restrictions

        The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding common shares ("Common Shares"), which, as used in this SAI, means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. All other investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval. As a matter of fundamental policy, the Fund may not:

          (1)   Purchase any instrument (other than U.S. government instruments) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries, finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, and each non-U.S. country's government (together with subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations;

          (2)   Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act");

          (3)   Borrow money, except to the extent permitted under the 1940 Act;

          (4)   Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio instruments;

          (5)   Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (6)   Purchase or sell real estate, although the Fund may purchase instruments of issuers which deal in real estate, securities which are secured by interests in real estate, and instruments which represent interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

          (7)   Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

          (8)   Issue senior securities, except for permitted borrowings, the issuance of preferred shares or as otherwise permitted under the 1940 Act.

        Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

2

        Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values or assets, from other circumstances, or from any subsequent rating change made by a rating service (or as determined by Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset.

        Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). The Fund interprets its industry concentration policy to apply to direct investments in the instruments of issuers in a particular industry, as defined by the Fund. For purposes of this restriction, each non-U.S. country's government is considered to be a separate industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund's industry concentration restrictions. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund's industry concentration restrictions.

        To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument (such as credit linked notes, interest rate swaps, total return swaps on indices or individual securities, foreign currency forward contracts and interest rate futures contracts and options) by the segregation or designation on the records of the Fund of liquid assets equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

        If the Fund determines to issue Preferred Shares, it intends to apply for ratings for such Preferred Shares from Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and/or Fitch Ratings ("Fitch"). In order to obtain and maintain such required ratings, the Fund may be required to comply with investment quality and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that any such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objectives. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

Temporary Borrowings

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund instruments.

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Portfolio Turnover

        A change in the instruments held by the Fund is known as "portfolio turnover." Stone Harbor manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income instruments does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs such as dealer mark-ups and mark-downs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of instruments and reinvestments in other instruments. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders as ordinary income upon distribution to them in the form of dividends.

        The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio instruments for the particular fiscal year by (b) the monthly average of the value of the portfolio instruments owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all instruments, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of instruments sold and purchased, respectively, during the year.

        Because the Fund has not commenced operations as of the date of this SAI, the Fund has no portfolio turnover rate to report.

Additional Investment Activities

        The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. Primary investment strategies are described in the Prospectus. The following is a description of various securities and instruments in which the Fund may invest and activities in which the Fund may engage, whether as a primary or secondary strategy, and a summary of certain attendant risks. Stone Harbor may, but is not required to, buy any of the following securities or instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund's investment objectives. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

FIXED INCOME INSTRUMENTS

        General.    The Fund invests in fixed income instruments. Fixed income instruments generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income instruments may include securities issued by U.S. federal, state and local governments, non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Fixed income instruments include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

        Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term instruments

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generally increase or decrease more sharply than those of shorter term instruments in response to interest rate changes, particularly if such instruments were purchased at a discount. Because the Fund will invest primarily in fixed income instruments, the net asset value of the Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of instruments rated below investment grade and comparable unrated instruments tend to react less to fluctuations in interest rate levels than do those of higher-rated instruments.

        Call or Buy-Back Features.    Many fixed income instruments contain call or buy-back features that permit their issuers to call or repurchase the instruments from their holders. Such instruments may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem an instrument, if an issuer exercises such a "call option" and redeems the instrument during a time of declining interest rates, the Fund may realize a capital loss on its investment if the instrument was purchased at a premium and the Fund may have to replace the called instrument with a lower yielding instrument, resulting in a decreased rate of return to the Fund.

  NON-INVESTMENT GRADE BONDS

        The Fund may invest in below investment grade quality instruments, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality instruments, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Instruments in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality instruments.

        Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade instruments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its instruments. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

        In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind instruments, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than instruments which pay interest currently and in cash. See "—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities" and "—Step-Up Securities."

        The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade instruments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade instruments, it may be more difficult for the Fund to value the instruments for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these instruments.

        Credit Ratings.    A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating

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organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

        In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Investment Manager, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

        Legislative and Regulatory Developments.    Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these instruments and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

        High Yield Corporate Instruments.    While the market values of instruments rated below investment grade and comparable unrated instruments tend to react less to fluctuations in interest rate levels than do those of higher-rated instruments, the values of certain of these instruments also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated instruments. In addition, such instruments present a higher degree of credit risk. Issuers of these instruments are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade instruments because such instruments generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging market countries.

        Most of the Non-Investment Grade Bonds in which the Fund invests will bear interest at fixed rates but the Fund may also invest in instruments with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the instrument to share in the potential success of the venture).

        High Yield Non-U.S. Debt Instruments.    Investing in fixed and floating rate high yield non-U.S. debt instruments, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the instruments or in which the issuers are located, in addition to the risks of investing in high yield instruments generally. For example, the ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have

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historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer's (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield instruments.

        The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the "World Bank") and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

        As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt instruments to obtain recourse may be subject to the political climate in the relevant country.

  BANK LOANS

        The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than instruments with fixed

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interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan.

        Loan Participations and Assignments.    The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt instruments. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

        The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

  CONVERTIBLE SECURITIES

        The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of other debt or equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible securities. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company's capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying security in a way that a non-convertible security does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

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  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, and may include mortgage-backed securities ("MBS") that are denominated in currencies other than the U.S. dollar. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Stone Harbor to forecast certain macro-economic factors correctly. See "—Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "—Collateralized Mortgage Obligations ("CMOs")" below.

        The mortgage-related securities in which the Fund may invest may pay variable or fixed rates of interest.

        Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

        In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

        The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

        Mortgage Pass-Through Securities.    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which

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may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

        The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described below, FNMA is now under conservatorship by the Federal Housing Finance Agency

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("FHFA"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

        FHLMC was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described below, FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

        The conservatorship of FNMA and FHLMC in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear at this time to what extent these conservatorships will curtail the ability of FNMA and FHLMC to continue to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for portfolio and by guaranteeing mortgage-backed securities. A reduction in the ability of mortgage loan originators to access FNMA and FHLMC to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. It is unclear what effect, if any, this conservatorship and any other government actions will have on the value of these securities or the creditworthiness of the issuers or guarantors.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Securities issued by certain private organizations may not be readily marketable.

        Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restriction (see "Investment Restrictions") by virtue of the exclusion from that restriction available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

        Collateralized Mortgage Obligations ("CMOs").    A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans,

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but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's investment restrictions.

        CMOs may be rated and sold as investment grade debt securities even though some or the majority of the underlying collateral is comprised of below-investment grade securities. Furthermore, CMOs that are largely backed by subprime obligations may be illiquid, resulting in the Fund having to hold such securities when it may not be advantageous to do so, or sell them for less than they are believed to be worth.

        FHLMC Collateralized Mortgage Obligations.    FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

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        Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

        Commercial Mortgage-Backed Securities.    Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        CMO Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "Securities Act"). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be illiquid. As used in this SAI, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

        Adjustable Rate Mortgage Backed Securities.    Adjustable rate mortgage-backed securities ("ARMBSs") have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund if holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities

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and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Stripped Mortgage-Backed Securities.    SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

        Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        Asset-Backed Securities.    Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default. Payment of interest and repayment of principal on asset-backed securities (see the Prospectus for more information on asset-backed securities) may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

        The value of some asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager to forecast interest rates and other economic factors correctly. Market factors adversely affecting loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

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        The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper ("ABCP"), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

        Collateralized Debt Obligations.    The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities (see "—Asset-Backed Securities"). A CBO is a trust typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

        For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in classes of

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CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Other Asset-Backed Securities.    Consistent with the Fund's investment objectives and policies, the Fund also may invest in other types of asset-backed securities, including types of asset-backed securities which do not yet exist. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

        Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

  BANK OBLIGATIONS

        Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

        Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

  EQUIPMENT TRUST CERTIFICATES

        Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt's collateral.

  FLOATING AND VARIABLE RATE INSTRUMENTS

        The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued

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pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

        Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

  INFLATION-PROTECTED SECURITIES

        The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government.

  INTEREST ONLY SECURITIES

        Interest only securities ("IOs") are a form of stripped asset-backed security. Stripped asset-backed securities may be issued by private originators of, or investors in, asset-backed securities, including corporations or other business organizations, savings and loan associations, banks, and special purpose subsidiaries of the foregoing.

        Stripped asset-backed securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. IOs are one class of a stripped asset-backed security that receives all of the interest (while another class will receive all of the principal ("POs" or "principal only class")).

  MONEY MARKET INSTRUMENTS/SECURITIES

        The Fund may hold money market instruments, including commercial paper, banker's acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

  RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

        The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added

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expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. For some Rule 144A securities, there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

        The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

  STEP-UP SECURITIES

        Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

  STRUCTURED NOTES

        Included among the issuers of securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see "—Brady Bonds"), and the issuance by that entity of one or more classes of securities ("Structured Notes") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk will depend upon that of the underlying instruments and the terms of the Structured Note.

        The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund's purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing.

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        As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of Structured Notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund may be unable to dispose of the investment prior to maturity. As with all investments, successful use of Structured Notes depends in significant part of the accuracy of the Investment Manager's analysis of the issuer's creditworthiness and financial prospects, and of the Investment Manager's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply (see "—Non-U.S. Securities"). Structured Notes may be considered derivative instruments and therefore may be subject to the risks associated with such instruments (see "—Derivatives").

        1940 Act Limitations.    Certain issuers of Structured Notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under "Other Investment Companies." Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

        Credit-Linked Notes.    The Fund may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as "reference securities," such as an emerging market bond. Through the purchase of a credit linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

        The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active. Credit-linked notes may be considered a form of derivative and are subject to many of the same risks as investments in derivatives. See "Derivatives" below.

  SUPRANATIONAL ORGANIZATIONS

        The Fund may invest in debt instruments issued by supranational organizations such as promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

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  U.S. GOVERNMENT SECURITIES

        The Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

        Securities issued by the U.S. Treasury have historically not involved the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities generally are not considered securities issued or guaranteed by the U.S. Treasury. However, in September 2008, the U.S. Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into conservatorship. The effect that this conservatorship will have on the companies' debt and equity securities is unclear. See "Mortgage-Related and other Asset Backed Securities" above.

  ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

        The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

        Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

        Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to

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these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

NON-U.S. SECURITIES

        General.    Investors should recognize that investing in the securities of non-U.S. issuers involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications.

        Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. The Fund's foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency, and may affect the timing and character of distributions to Common Shareholders.

        In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

        Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

        There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a

21

shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

        Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Fund's income or on the sale or other disposition of foreign securities which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, non-U.S. countries may have bankruptcy laws that are significantly different than U.S. bankruptcy law. This may result in the Fund having limited or no recourse if a non-U.S. issuer defaults or goes bankrupt, which could result in substantial losses to the Fund.

        In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

        Non-U.S. markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        Securities Related Activities.    In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any security of an issuer which, in its most recent

22

fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder, although such investments may be permitted to the extent allowed by exemptive rules. These provisions may also restrict the Fund's investments in certain non-U.S. banks and other financial institutions.

        Non-U.S. Subcustodians.    Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

        Credit Ratings.    The instruments in which the Fund will invest, including non-U.S. instruments, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such instruments, commonly referred to as "junk bonds," involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated instruments. An investment in the Fund should not be considered as a complete investment program.

        The Investment Manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt instruments, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding and the issuer's debt service payment history. The Investment Manager will also review the ratings, if any, assigned to the instrument by any recognized rating organizations, although the Investment Manager's judgment as to the quality of a debt instrument may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Investment Manager will evaluate the relative value of an investment compared with its perceived credit risk. The Fund's ability to achieve its investment objectives may be more dependent on the Investment Manager's credit analysis than would be the case if it invested in higher quality debt instruments. A description of the ratings used by Moody's, S&P and Fitch is set forth in Appendix A.

        Emerging Market Countries.    Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

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        Investment in certain emerging market securities may be restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

EQUITY INVESTMENTS

        General.    The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and may be more volatile than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

  COMMON STOCK

        Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

        Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

        Common stocks of companies that the Investment Manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Manager's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that the Investment Manager has placed on it.

        Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Investment Manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Manager's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the Investment Manager has placed on it.

        Many stocks have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, it fits into.

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  PREFERRED STOCK

        Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt instruments. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

  WARRANTS AND RIGHTS

        The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

        General.    The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments or combinations thereof.

        Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or

25

duration of the Fund's portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, to seek to enhance the Fund's income or gain or for leveraging purposes. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions, liquidity, market values, and interest rates. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Investment Manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities.

        Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Investment Manager determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Derivatives involve special risks, including possible default by the other party to the transaction (whether a clearing corporation in the case of a cleared derivative or another third party in the case of an uncleared derivative), illiquidity, difficulties in valuation, leverage risk and the risk that the use of certain derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund's use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See "Taxes."

        Currency Transactions.    The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

        Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Interest Rate, Equity and Total Return Swaps and Related Transactions."

        The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. For example, the Fund may do this if the Investment Manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific

26

assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

        The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars.

        Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the third party on the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, with respect to uncleared credit default swaps, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under an uncleared credit default swap; however, the U.S. Commodity Futures Trading Commission (the "CFTC") and certain bank regulatory agencies have proposed rules relating to margin requirements, which are subject to further final rule making and may

27

affect collateral posting requirements to parties to uncleared credit default swaps. Furthermore, in some cases there may be no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

        The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange; however, the CFTC has issued a proposed rule which would require certain credit default swaps to be cleared through swaps clearinghouses. Credit default swaps required to be cleared through swaps clearinghouses would be subject to collateral posting requirements of the relevant swaps clearinghouse. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

        The Fund may also invest in MBS credit default swaps (including swaps based on indices, such as the CMBX and ABX indices) and other derivative instruments related to MBS. The ABX is an index of credit default swaps on 25 asset-backed security deals backed primarily by home equity subprime mortgage loans. Each index has five sub-indices broken down by ratings bucket: AAA, AA, A, BBB, and BBB-. Each sub-index is comprised of credit default swaps on the corresponding tranches (in terms of ratings) of the 25 asset-backed security deals. The ABX protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the bonds referenced in the underlying credit default swaps. The CMBX is an index of credit default swaps on 25 commercial mortgage-backed security deals. Each index has five sub-indices broken down by ratings bucket: AAA, AA, A, BBB, and BBB-. Each sub-index is comprised of credit default swaps on the corresponding tranches (in terms of ratings) of the 25 commercial mortgage-backed security deals. The CMBX protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the bonds referenced in the underlying credit default swaps.

        Futures Contracts.    Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, commodity or other asset, or the cash value of an index at a specified price and time. The Investment Manager expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or

28

other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The Fund will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

        Interest Rate Futures Contracts.    The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Investment Manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

        The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of the custodian or broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

        Options.    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised),

29

and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration. A "Bermudan" style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options.

        In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write "covered" put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is "covered" so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is "covered" if the Fund either (a) designates on its or its custodian's records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

        By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund's acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

        The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

        Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

        OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a

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direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

        Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met.

        If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

        The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

        The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund's investment objectives and the restrictions set forth herein.

        Options on Stocks and Stock Indices.    The Fund may purchase put and call options and write put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on one or more exercise dates.

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Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

        If the Investment Manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

        Options on Currencies.    The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

        Options on Futures Contracts.    The Fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

        The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

        Interest Rate, Equity and Total Return Swaps and Related Transactions.    The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund may enter into these transactions to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

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        The Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund's performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Investment Manager is incorrect in its forecasts of market conditions, liquidity, market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

        As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

        The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

        There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default. Because uncleared swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of a cleared or exchange-traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to an uncleared swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

        Indexed Securities.    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics

33

are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

        Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

        Losses resulting from the use of derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

        Event-Linked Instruments.    The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Fund may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

        Credit-Linked Trust Certificates.    The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a "hedge fund" might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they

34

may constitute illiquid investments. See "Principal Risk Factors—Liquidity Risk" in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Fund's Board or persons acting at its direction. See "Determination of Net Asset Value." The Fund may lose its entire investment in a credit-linked trust certificate.

        Combined Transactions.    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including currency forward contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's investment objectives.

        Risks of Derivatives Outside the United States.    Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

OTHER PRACTICES

  DEPOSITARY RECEIPTS

        Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs") and other depositary receipts. Depositary receipts are typically issued by a financial institution ("depositary") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company's home exchange, which may be difficult and expensive, but can be bought

35

on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder's home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

  REAL ESTATE SECURITIES

        Real Estate Securities and Related Derivatives.    The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

        REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and, to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs' operations.

        There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

        Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

  FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

        The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will designate liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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  LOANS OF PORTFOLIO SECURITIES

        The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt instruments or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be "demand" loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payments may change. The Fund's performance will continue to reflect changes in the value of the securities loaned.

        These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

        In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

        Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Investment Manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

  NON-DIVERSIFICATION

        The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxes." To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

  ETFS AND OTHER INVESTMENT COMPANIES

        The Fund may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund's investment objectives, strategies and policies and permissible under the

37

1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when Stone Harbor believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Manager, Stone Harbor or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company's shares will be more volatile than unleveraged investments. See "Principal Risk Factors—Leverage Risk" in the Prospectus.

        The Fund investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company (an "Underlying Fund") to 3% of such Underlying Fund's total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Fund stockholders are solicited to vote the Fund may be required to vote Underlying Fund shares in the same general proportion as shares held by other stockholders of the Underlying Fund, which would limit the Fund's ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Fund's investments in other registered investment companies to no more than 10% of the Fund's assets (with no more than 5% in any one Underlying Fund), the Fund may invest in certain Underlying Funds (including ETFs) beyond the statutory limitations to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Fund may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC, provided that the Fund complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

        Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Investment Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Fund does not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

  REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Investment Manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

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        While the underlying security may be a bill, certificate of indebtedness, MBS or ABS, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

  REVERSE REPURCHASE AGREEMENTS

        The Fund may enter into "reverse" repurchase agreements to add leverage to the Fund and for other purposes, such as to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

MORTGAGE DOLLAR ROLLS

        A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

        As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed "senior securities evidencing indebtedness" for purposes of the 1940 Act.

  BANK CAPITAL SECURITIES AND BANK OBLIGATIONS

        The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Certain bank securities are commonly thought of as hybrids of debt and preferred stock. These may be perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

        The Fund may also invest in other bank obligations including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer

39

or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

LEGAL AND REGULATORY RISK

        Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Internal Revenue Service (the "IRS") or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

        In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, as described below, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

        The U.S. Government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to reporting, record keeping and registration requirements under the legislation, many of the provisions are subject to further final rule making and thus, its ultimate impact remains unclear.

        New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

        The CFTC and certain futures exchanges have established limits, referred to as "position limits," on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take, including listed equity options. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

40

        The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund's short positions or its strategy become generally known, it could have a significant effect on the Investment Manager's ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a "short squeeze" in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager's ability to access management and other personnel at certain companies where the Investment Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund's ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

        The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund's ability to generate returns.

        Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

        The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Fund currently is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund intends to be operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC under current law.

        Several significant U.S. tax rules, including reductions to individual income tax rates, are scheduled to expire at the end of the 2012 calendar year. In connection with these scheduled expirations or otherwise, Congress may make changes to the Code, and the IRS may issue regulatory guidance, which may in each case be significant and potentially retroactive. These and any other changes in U.S., state or other applicable tax law could adversely affect the Fund, its shareholders, or both. See "Taxes."

TRUSTEES AND OFFICERS

        The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

        The Role of the Board of Trustees.    The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities. Like most registered

41

investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Investment Manager, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's operations. The Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund's portfolio. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in-person Board meetings which are typically held quarterly and involve the Board's review of, among other items, recent Fund operations. The Fund's management also provides periodic updates between meetings.

        Board Structure and Leadership.    The Board consists of four Trustees, three of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Chairman of the Board, Thomas K. Flanagan, is employed by the Investment Manager as a portfolio manager for various investment vehicles advised or sponsored by the Investment Manager. Mr. Flanagan is an interested Trustee ("Interested Trustee") because of his position with the Investment Manager. As noted above, the Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Board also has an Audit Committee and a Nominating Committee, each of which is composed exclusively of all of the Independent Trustees.

        The Fund does not have a lead Independent Trustee. However, because much of the Board's work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Trustee participates in the full range of the Board's oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

        The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund's current operations. The Board believes that its leadership structure, including having an Interested Trustee as Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Investment Manager's role in the operation of the Fund's business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are "interested persons" of the Fund; and (iv) Mr. Flanagan's additional role with the Investment Manager, which enhances the Board's understanding of the operations of the Investment Manager and of the Fund.

        Audit Committee.    The Audit Committee's primary purposes, in accordance with its written charter, are to oversee the accounting and financial reporting policies and practices of the Fund, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements related to the Fund's financial reporting and internal controls, the qualifications and independence of the Fund's independent accountants, and the performance of the Fund's internal control systems and independent accountants. The Audit Committee's purpose is also to prepare reports required by SEC rules to be included in the Fund's

42

annual proxy statements, if any. Among other things, the Audit Committee reviews the scope of the Fund's audits, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Fund for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and reviews the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Investment Manager and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting. The Audit Committee members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon and Patrick Sheehan. Because the Fund has not commenced operations as of the date of this SAI, the Audit Committee did not meet during the year ended December 31, 2012.

        Nominating Committee.    The Nominating Committee's primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders wishing to nominate a candidate for the Board must follow the procedures, abide by the timelines, submit the information and otherwise follow the requirements set forth in the Fund's Bylaws. The Bylaws have been filed as an exhibit to the Fund's registration statement as filed with the SEC. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Members of the Nominating Committee are currently: Alan Brott, Heath B. McLendon and Patrick Sheehan. Because the Fund has not commenced operations as of the date of this SAI, the Nominating Committee did not meet during the year ended December 31, 2012.

        Risk Management.    The Board's role is one of oversight, rather than active management. This oversight extends to the Fund's risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Manager is primarily responsible for management of the Fund's investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

        In the course of providing that oversight, the Board receives a wide range of reports on the Fund's activities from the Investment Manager, including regarding the Fund's investment portfolio, the Fund's compliance with applicable laws, and the Fund's financial accounting and reporting. The Board also meets periodically with the Fund's Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund's internal compliance policies and procedures, and meets with the Fund's Chief Compliance Officer at least annually to review the Chief Compliance Officer's annual report, including the Chief Compliance Officer's risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

        The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and each officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

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INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott Age: 69 Class I	Trustee	Since inception	Columbia University Graduate School of Business—Associate Professor, 2000-Present; Consultant, 1991-Present.	7	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.	Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon Age: 79 Class II	Trustee	Since inception	Citigroup—Chairman of Equity Research Oversight Committee (retired December 31, 2006).	7	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Fund, Stone Harbor Emerging Markets Total Income Fund
						Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Fund, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan Age: 64 Class III	Trustee	Since inception	Retired; formerly, Citigroup Asset Management—Managing Director and Fixed Income Portfolio Manager, 1991-2002.	7	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Fund, Stone Harbor Emerging Markets Total Income Fund
						Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Fund Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

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INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas K Flanagan(3) Age: 59 Class I	Chairman and Trustee	Since inception	Co-portfolio manager of Emerging Markets Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.	2	Stone Harbor Emerging Markets Total Income Fund	Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

(1)
In accordance with the Fund's staggered board (see "Other Information—Anti-Takeover Provisions"), the Common Shareholders of the Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders.

(2)
The term "Fund Complex" as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Income Fund, and Stone Harbor Emerging Markets Total Income Fund.

(3)
Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an "Interested Trustee") because of his position with the Investment Manager.

OFFICERS

Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby Age: 53	President and Chief Executive Officer	Since inception	Co-portfolio manager of the Fund; Since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; Prior to April 2006, Chief Investment Officer—North American Fixed Income at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989.
Daniel Berkery, CFA Age: 45	Executive Vice President	Since inception
Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; Prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O'Conner; Joined UBS O'Conner in 2000. 21 years industry experience.
Pablo Cisilino Age: 44	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; From June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994.

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Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
James E. Craige Age: 45	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths Age: 48	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett Age: 35	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
Roger Lavan, CFA Age: 49	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager of US Governments, Mortgages and Asset-Backed Securities at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1987. 27 years industry experience.
Catherine Nolan Age: 50	Executive Vice President	Since inception
Co-portfolio manager of Fund; Since April 2006, Portfolio manager of Stone Harbor, Prior to April 2006 Managing Director, Senior Analyst at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991. 23 years industry experience.
David A. Oliver Age: 53	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry Age: 50	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
Wei Romualdo, CFA Age: 42	Executive Vice President	Since inception
Co-portfolio manager of Fund; Since April 2006, Portfolio manager of Stone Harbor, Prior to April 2006, Director and Senior Analyst of high yield securities at Citigroup Asset Management. Joined Citigroup or its predecessor firms in 1998. 21 years industry experience.

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Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Marianne Rossi, CFA Age: 53	Executive Vice President	Since inception
Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; From October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watt/BNP Paribas Asset Management; From 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; Prior to December 2006; Head of Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; Joined UBS Global Asset Management in 2000. 29 years industry experience.
David Scott Age: 51	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.
David Torchia Age: 53	Executive Vice President	Since inception
Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager of Investment Grade US Fixed Income Portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1984. 28 years industry experience.
Jeffrey S. Scott Age: 53	Chief Compliance Officer and Assistant Secretary	Since inception
Since April 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
James J. Dooley Age: 56	Treasurer and Principal Financial and Accounting Officer	Since inception
Since April 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.
Adam J. Shapiro Age: 48	Chief Legal Officer and Secretary	Since inception
Since April 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

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Name and Age	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Dawn Cotten Age: 34	Assistant Treasurer	Since inception
Vice President and the Fund Controller of ALPS Fund Services, Inc.; Assistant Treasurer of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, RiverNorth Funds and the Stonebridge Funds Trust.
JoEllen Legg Age: 50	Assistant Secretary	Since inception
Vice President and Senior Associate Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors, Inc. and FTAM Distributors, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, James Advantage Funds and WesMark Funds; Vice President and Assistant Secretary of the Oak Associates Funds.

(1)
Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

        None of the Independent Trustees or their immediate family members own securities in the Investment Manager or in any of the Fund's principal underwriters, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Investment Manager or any of the Fund's principal underwriters.

  Qualifications of Trustees

        The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual's prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual's skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

        In respect of each current Trustee, the individual's professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Each Trustee's professional experience and additional considerations that contributed to the Board's conclusion that an individual should serve on the Board are summarized in the tables above.

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  Securities Ownership

        Because the Fund has not yet commenced operations as of the date of this SAI, none of the Trustees own beneficially or of record any shares of the Fund and there are no beneficial or record owners of any share classes of the Fund. At the Fund's request, the Underwriters have agreed to reserve less than 1% of the Common Shares for sale in this offering to certain Trustees, portfolio managers and other officers and employees of the Investment Manager and its affiliates and their relatives (the "affiliated purchasers"), at the offering price of $25.00 per Common Share. The following table provides information regarding the aggregate amount of equity securities held by each Trustee in all registered investment companies in the Fund Complex as of [                    ], 2013.

Independent Trustees	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alan Brott	[•]
Heath B. McLendon	[•]
Patrick Sheehan	[•]
Interested Trustee
Thomas K. Flanagan	[•]

        For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an Investment Manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Investment Manager or principal underwriter of the Fund as of [                    ], 2013:

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Alan Brott	[•]	[•]	[•]	[•]	[•]
Heath B. McLendon	[•]	[•]	[•]	[•]	[•]
Patrick Sheehan	[•]	[•]	[•]	[•]	[•]

        As of [                    ], 2013, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

        As of the date of this SAI, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

Shareholder	Number of Common Shares	Percentage of the Fund's outstanding shares as of [ ], 2013
[•]	[•]	[•]

  Remuneration of Trustees

        The Fund pays each Independent Trustee a fee of (i) $5,000 per quarter and (ii) $250 for each additional meeting in which that Trustee participates. Interested Trustees of the Fund are not compensated by the Fund. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.

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        The Fund does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Investment Manager or any of its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund.

        Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any compensation to the Trustees. The following table sets forth certain information regarding the estimated compensation of the Fund's Independent Trustees for the fiscal year ending [              ].

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Alan Brott	$[•]	$[•]	$[•]	$[•]
Heath B. McLendon	$[•]	$[•]	$[•]	$[•]
Patrick Sheehan	$[•]	$[•]	$[•]	$[•]

  Code of Ethics

        Stone Harbor and the Fund have each adopted a code of ethics governing personal securities transactions. Under the code of ethics, Stone Harbor employees (including those who may serve as Interested Trustees or Fund officers) may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures. The code of ethics includes limited reporting requirements for the Independent Trustees.

        The code of ethics can be reviewed and copied at the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

  Proxy Voting Policy

        The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. Accordingly, the Trustees have delegated the responsibility to vote such proxies to the Investment Manager. It is important to note, however, that the Fund will have no proxy voting rights with respect to debt instruments, which are expected to comprise the majority of the Fund's portfolio.

        Attached as Appendix B is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Common Shareholders, on the one hand, and those of the Investment Manager (or any affiliated person of the Fund or the Investment Manager), on the other. This summary of the guidelines provides a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives and in the best interests of the Fund.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent prior 12-month period will be available without charge (1) upon request, by calling [            ]; (2) on the Fund's website at www.[            ].com; and (3) on the SEC's website at http://www.sec.gov.

50

 INVESTMENT ADVISORY AND OTHER SERVICES

        Stone Harbor has been providing investment advisory services to clients located throughout the world since 2006. Stone Harbor maintains a staff of experienced investment professionals to service the needs of its clients. Stone Harbor is a limited partnership organized under the laws of Delaware. It is registered with the SEC as an Investment Manager under the Investment Advisers Act of 1940, as amended. As of December 31, 2012, Stone Harbor had approximately $62.7 billion in assets under management. Stone Harbor is 100% employee owned. The general partner of Stone Harbor is Stone Harbor Investment Partners GP LLC, which is controlled by Peter J. Wilby.

Investment Advisory Services

        Under the general supervision of the Board, Stone Harbor carries out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which instruments should be purchased, sold or exchanged, and will implement such determinations. Stone Harbor will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Stone Harbor will compensate all Trustees and officers of the Fund who are employees of Stone Harbor or its affiliates and who render investment services to the Fund, and will also compensate all other Stone Harbor personnel who provide research and investment services to the Fund.

        An investment advisory agreement between Stone Harbor and the Fund (the "Management Contract") was approved by the Board, including a majority of the Independent Trustees, on [                    ], 2013, and will continue in effect until [                ], 201[  ] and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Management Contract may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Stone Harbor, as applicable, or by vote of the majority of the outstanding voting securities of the Fund. The Management Contract will terminate automatically in the event of its assignment, as that term is defined in the 1940 Act. The Management Contract provides that, in the absence of willful misfeasance, bad faith, gross, negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Stone Harbor, or a loss resulting from a breach of fiduciary duty by Stone Harbor with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Stone Harbor shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

        Under the Management Contract, Stone Harbor will receive an annual fee, payable monthly, (the "Management Fee") in an amount equal to 1.00% of the average daily total assets of the Fund, including assets attributable to any Borrowings (see "Prospectus Summary—Leverage" in the Prospectus) and to any Preferred Shares that may be outstanding minus accrued liabilities (other than liabilities representing Borrowings) (collectively, "Total Managed Assets"). With respect to any reverse repurchase agreements, "Total Managed Assets" also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty.

        Because the Fund has not yet commenced operations as of the date of this SAI, information on advisory fees paid by the Fund is not included in this SAI.

Administrative Services

        Under the Marketing, Administration, Bookkeeping and Pricing Services Agreement (the "Administration Agreement") between the Fund and ALPS Fund Services, Inc. (the "Administrator"), the Administrator will provide certain services, including: assisting in maintaining the Fund's office;

51

furnishing the Fund with clerical and certain other services required by it; compiling data for and preparing notices and shareholder reports to the SEC; calculating the Fund's daily NAV; preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund's expense accruals; monitoring compliance with the Fund's investment policies and limitations; and generally assisting in the Fund's operations.

        For its services, the Administrator is entitled to receive an annual fee, payable monthly, in an amount equal to [        ]% of the Fund's average daily Total Managed Assets, as defined above, plus out-of-pocket expenses.

        Information regarding the Fund's custodian and transfer agent is described in the Prospectus.

PORTFOLIO MANAGERS

        The following table sets forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of [                    ], 2013.

  Other Accounts Managed By Portfolio Managers

        The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown were subject to fees based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter J. Wilby, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Daniel Berkery, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Pablo Cisilino	[•]	[•]	[•]	[•]	[•]	[•]
James E. Craige, CFA	[•]	[•]	[•]	[•]	[•]	[•]
David Griffiths	[•]	[•]	[•]	[•]	[•]	[•]
Angus Halkett, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Roger Lavan, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Catherine Nolan	[•]	[•]	[•]	[•]	[•]	[•]
David A. Oliver, CFA	[•]	[•]	[•]	[•]	[•]	[•]
William Perry	[•]	[•]	[•]	[•]	[•]	[•]
Wei Romualdo, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Marianne Rossi, CFA	[•]	[•]	[•]	[•]	[•]	[•]
David Scott	[•]	[•]	[•]	[•]	[•]	[•]
David Torchia	[•]	[•]	[•]	[•]	[•]	[•]

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  Portfolio Manager Compensation

        The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

        The overall compensation structure for the Fund's portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

        Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is [            ]. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

  Potential Conflicts of Interest

        Potential conflicts of interest may arise when one of the Fund's portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

        The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

        These potential conflicts include:

        Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

        Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular instruments. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the instruments or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

53

        Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute instrument transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)")), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        Use of Leverage.    During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services, which may directly or indirectly affect the portfolio manager's compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Total Managed Assets, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager's fee.

        Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

        Related Business Opportunities.    The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

        Broad and Wide-Ranging Activities.    The portfolio managers, the Investment Manager and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager and its affiliates may engage in activities where the interests of the Investment Manager and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

        Possible Future Activities.    The Investment Manager and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Investment Manager and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

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  Securities Ownership

        As the Fund is newly offered, none of the Portfolio Managers owns any Common Shares of the Fund. At the Fund's request, the Underwriters have agreed to reserve less than 1% of the Common Shares for sale in this offering to certain affiliated persons, at the offering price of $25.00 per Common Share.

DETERMINATION OF NET ASSET VALUE

        The following is a description of the procedures currently used by the Fund in valuing its assets. The net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") (normally, 4 p.m. Eastern time). With respect to the Fund, such calculation is determined on each day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

        In calculating net asset value, equity securities listed or traded on national securities exchanges are usually valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are generally valued at the mean of the current bid and ask price.

        Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are normally valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

        Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are generally valued at the mean between the bid and asked prices as of the close of business of that market.

        Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board or its delegates.

        In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Available cash is generally invested into a money market fund by the Fund's custodian, and is valued at the latest net asset value per share as reported by such fund. Other securities and other assets of the Fund, as well as securities whose prices are unavailable or deemed by the Investment Manager to be unreliable, may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

        The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of

55

your investment in the Fund may change on days when you are unable to purchase or sell your shares on the NYSE.

PORTFOLIO TRADING

        Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

        Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Stone Harbor. Stone Harbor is also responsible for the execution of transactions for all other accounts managed by it. Stone Harbor generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed using the same investment strategy (based on investment objective, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. Stone Harbor uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Stone Harbor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm's services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to Stone Harbor, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

        Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Agency transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

        Although spreads or commissions paid on portfolio security transactions will, in the judgment of Stone Harbor, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Stone Harbor's clients in part for providing brokerage and research services to Stone Harbor, in reliance on Section 28(e).

        As authorized in Section 28(e), a broker or dealer who executes a portfolio transaction on behalf of the Fund may in certain circumstances receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Stone Harbor may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if such services or products fall within the specific statutory limits of Section 28(e) ("Eligible Research and Brokerage

56

Services"), such services or products provide lawful and appropriate assistance in the performance of Stone Harbor's investment decision-making responsibilities and Stone Harbor determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which Stone Harbor and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Stone Harbor will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Eligible Research and Brokerage Services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Stone Harbor may receive Eligible Research and Brokerage Services from many broker-dealer firms with which Stone Harbor places the Fund's transactions and from third parties with which these broker-dealers have arrangements. Any particular Eligible Research and Brokerage Service obtained through a broker-dealer may be used by Stone Harbor in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Eligible Research and Brokerage Service may be broadly useful and of value to Stone Harbor in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Eligible Research and Brokerage Services were obtained. The advisory fee paid by the Fund is not reduced because Stone Harbor receives such Eligible Research and Brokerage Services. If only part of the Eligible Research and Brokerage Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

        Stone Harbor may also receive Eligible Research and Brokerage Services from underwriters and dealers in fixed-price offerings, which Eligible Research and Brokerage Services are reviewed and evaluated by Stone Harbor in connection with its investment responsibilities.

TAXES

Taxation of the Fund

        The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service ("IRS"), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

        The Fund intends to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must,

57

among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (as described below); (ii) diversify its holdings so that at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

        In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (ii) above.

        To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund's intention to qualify for treatment as a RIC may negatively affect the Fund's return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification test set forth in the second preceding paragraph. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of

58

corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund's Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

        The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

        A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

        Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against the Fund's net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any such carryforward losses will retain their character as short-term or long-term. The Fund's available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

        The Fund intends to make level monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the dividend reinvestment plan (the "Plan") See "Dividend Reinvestment Plan" in the Fund's Prospectus. A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated for U.S. income tax purposes as having received an amount in distribution equal to either (i) if

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Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

        For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund's holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains, includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund is permitted to report certain dividends as derived from "qualified dividend income," which, when received by an individual, are taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income eligible for such treatment.

        Dividends received by corporate shareholders may qualify for the 70% dividends -received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations, provided holding period and other requirements are met at both the shareholder and Fund levels, and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction.

        Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

        If the Fund receives dividends from an Underlying Fund that qualifies as a RIC (each, an "Underlying RIC"), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC. If the Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

        If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital

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is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

        For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

        A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund's taxable year. The Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

        Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund's net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

        Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder's adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

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        From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Foreign Taxes

        The Fund may be liable to foreign governments for taxes relating primarily to investment income or to the sale or other disposition of foreign securities in the Fund's portfolio. If at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

        Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

        In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund's basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other

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assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

        Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

        The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code ("Section 1256 contracts"). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

        In addition to the special rules described above in respect of futures and options transactions, the Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

        Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

        Certain of the Fund's investments in derivatives and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund's

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book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund's book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

        Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in the Fund's taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

        Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

        Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

        Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

        If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net short-term capital gains or net capital gains from such transactions, its Common Shareholders may receive a dividend taxed at ordinary income tax rates, or a larger Capital Gain Dividend than they would in the absence of such transactions.

Securities Issued or Purchased at a Premium

        Very generally, if the Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, pursuant to an irrevocable election applicable to all such bonds purchased by the Fund, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

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At-Risk or Defaulted Securities

        Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Investments in Underlying RICs

        The Fund's investments in shares of Underlying RICs can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC. The Fund does not expect to be eligible to pass through foreign taxes paid by Underlying RICs in which the Fund invests.

Passive Foreign Investment Companies

        The Fund may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any "excess distribution" from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to Common Shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and "excess distribution" charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Real Estate Investment Trusts

        Any investment by the Fund in equity securities of a REIT may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

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REMICs

        The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, if the Fund were to invest in such interests, the Fund may not be a suitable investment for charitable remainder trusts.

        In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from income tax otherwise available under the Code.

        Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

        Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder's U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

        Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2014, a RIC is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to shareholders. If a RIC invests in an Underlying RIC that pays such distributions to the RIC, such distributions retain their character as not subject to withholding if properly reported when paid by the

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RIC to foreign shareholders. A RIC is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

        In the case of RIC shares held through an intermediary, the intermediary may withhold even if the RIC makes a designation with respect to a payment. This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

        Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of "U.S. real property interests" ("USRPIs") apply to the foreign shareholder's sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

        Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

        Special rules would apply if the Fund were either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

        If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special "look-through" rule, any distributions by the Fund to a foreign shareholder attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. On and after January 1, 2014, the "look-through" USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn,

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are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

        In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if the Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund's current and accumulated "earnings and profits" for the applicable taxable year.

        Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

        In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Other Reporting and Withholding Requirements

        Rules enacted in March 2010 known as the "Foreign Account Tax Compliance Act" (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income ("withholdable payments"); this withholding tax will be phased in beginning with certain withholdable payments made on or after January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

        The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a foreign shareholder that is a "foreign financial institution" (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

        The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable

68

intergovernmental agreements between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

        Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Tax Matters

        Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

        The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

OTHER INFORMATION

Shareholder Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

        As described below, the Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of

69

opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

        The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration of Trust provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

        Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration of Trust requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

        In addition, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

        In certain circumstances, the Declaration of Trust also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

        As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain

70

control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

        A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

        The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Repurchase of Common Shares; Conversion to Open-End Fund

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by changes in the rates of interest on the Fund's investments and expenses), net asset value, call protection, price, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. To the extent permitted under applicable law, the Board reserves the right to purchase its Common Shares on the open market at any time. For example, the Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of those actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

        The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market

71

price of the Common Shares to net asset value, the extent, if any, to which the Fund's capital structure is leveraged and general market and economic conditions.

        The Declaration of Trust requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Other Information—Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a "majority of the outstanding" preferred shares, if issued, voting as a separate class, in order to authorize a conversion.

        If the Fund converted to an open-end company, the Fund's Common Shares likely would no longer be listed on the NYSE. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund's investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Borrowings, Preferred Shares or other leveraging instruments (such as derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions) are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Principal Risk Factors—Leverage Risk."

        Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Minimum Fund Size

        The Fund reserves the right not to commence operations depending on the size of the initial public offering.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        [                ], the principal place of business of which is located at [                ], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        [Auditor's Report and initial Financial Statements to be added by amendment]

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STATEMENT OF ASSETS AND LIABILITIES
[Insert Financial Statements and Notes to Financial Statements]

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

        The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Investment Manager's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody' s, S&P or Fitch or, if unrated, determined by the Investment Manager to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed income securities.

Moody's Investor Service, Inc.

  Long-Term Obligation Ratings

        Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

  Moody's Long-Term Rating Definitions:

  Aaa

        Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa

        Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A

        Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa

        Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba

        Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B

        Obligations rated B are considered speculative and are subject to high credit risk.

  Caa

        Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

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  Ca

        Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C

        Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note:    Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Medium-Term Note Ratings

        Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  •
  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •
  Notes allowing for negative coupons, or negative principal;

  •
  Notes containing any provision that could obligate the investor to make any additional payments;

  •
  Notes containing provisions that subordinate the claim.

        For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

        For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

        Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

  Short-Term Ratings

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

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        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

  P-1

        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

  P-2

        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

  P-3

        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

  NP

        Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Note:    Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Ratings Services

  Issue Credit Rating Definitions

        A Standard & Poor's issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  Long-Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  •
  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation;

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  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

        AAA:    An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA:    An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A:    An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB:    An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC and C: Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB:    An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B:    An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC:    An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC:    An obligation rated 'CC' is currently highly vulnerable to nonpayment.

        C:    A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

        D:    An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the

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applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

        Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

        NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Short-Term Issue Credit Ratings

  A-1

        A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2

        A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3

        A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B

        A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

        B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

        B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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  C

        A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D

        A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Dual Ratings

        Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

  Active Qualifiers (Currently applied and/or outstanding)

  i

        This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

  L

        Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

  p

        This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

  pi

        Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's

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financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

  preliminary

        Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  •
  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

  •
  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

  •
  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

  •
  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

  •
  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

  •
  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

  t

        This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

  unsolicited

        Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

  Inactive Qualifiers (No longer applied or outstanding)

        *

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        This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

  c

        This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

  pr

        The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  q

        A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

  r

        The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch

  Credit Ratings

        Fitch's Ratings credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

        The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

        A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

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        Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

        Fitch Ratings' credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

        In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

  Long-Term Credit Ratings

  Issuer Credit Rating Scales

        Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

        In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

  AAA

        Highest credit quality.    'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA

        Very high credit quality.    'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A

        High credit quality.    'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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  BBB

        Good credit quality.    'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

  BB

        Speculative.    'BB' ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

  B

        Highly speculative.    'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

  CCC

        Substantial credit risk. Default is a real possibility.

  CC

        Very high levels of credit risk. Default of some kind appears probable.

  C

        Exceptionally high levels of credit risk.    Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

  •
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

  •
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and

  •
  Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

  RD

        Restricted default.    'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

  •
  the selective payment default on a specific class or currency of debt;

  •
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

  •
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

  •
  execution of a coercive debt exchange on one or more material financial obligations.

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  D

        Default.    'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

        Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

        "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

        In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

        Note:

        The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

  Limitations of the Issuer Credit Rating Scale

        Specific limitations relevant to the issuer credit rating scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

  •
  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

  •
  The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

        Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

  Short-Term Credit Ratings

  Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

        A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

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  F1

        Highest short-term credit quality.    Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2

        Good short-term credit quality.    Good intrinsic capacity for the timely payment of financial commitments.

  F3

        Fair short-term credit quality.    The intrinsic capacity for timely payment of financial commitments is adequate.

  B

        Speculative short-term credit quality.    Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

  C

        High short-term default risk.    Default is a real possibility.

  RD

        Restricted default.    Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

  D

        Default.    Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

  Limitations of the Short-Term Ratings Scale

        Specific limitations relevant to the Short-Term Ratings scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

  •
  The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

        Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

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  Standard Rating Actions

  Affirmed

        The rating has been reviewed and no change has been deemed necessary.

  Confirmed

        Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

  Correction

        Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch's ratings data base.

  Downgrade

        The rating has been lowered in the scale.

  Paid-In-Full

        This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating database with the symbol "PIF."

  Publish

        Initial public announcement of rating on the agency's website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

  Rating Watch Maintained

        The issue or issuer has been reviewed and remains on active Rating Watch status.

  Rating Watch On

        The issue or issuer has been placed on active Rating Watch status.

  Revision Enhancement

        Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

  Revision Implication Watch

        The Rating Watch status has changed.

  Revision Outlook

        The Rating Outlook status has been changed.

  Upgrade

        The rating has been raised in the scale.

  Withdrawn

        The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

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APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

        The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.

        In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

        In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the Investment Manager considers in voting on such issue, the Investment Manager votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the Investment Manager considers in voting on such issue, the Investment Manager votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the Investment Manager considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the Investment Manager to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct business units within the Investment Manager, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

        In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, the Investment Manager periodically notifies its employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer.

        The Investment Manager's Compliance Committee, of which the Investment Manager's personnel are members, reviews and addresses conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in

88

accordance with the recommendation of an independent third party is not brought to the attention of the Compliance Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Compliance Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies.

        If it is determined by the Compliance Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Compliance Committee that a conflict of interest is material, the Compliance Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

89

PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1)	Financial Statements
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.
(2)	Exhibits
	(a)	Agreement and Declaration of Trust dated January 21, 2011.*
	(b)	Bylaws of Registrant dated January 21, 2011.*
	(c)	Not applicable.
	(d)(1)	Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed with exhibit (a).*
	(d)(2)	Article 10 (Shareholders' Voting Powers and Meetings) of the Bylaws of Registrant, filed with exhibit (b).*
	(d)(3)	Form of Certificate for Common Shares of Beneficial Interest.***
	(e)	Form of Dividend Reinvestment Plan.***
	(f)	Not applicable.
	(g)	Form of Management Contract.***
	(h)(1)	Form of Underwriting Agreement.***
	(i)	Not applicable.
	(j)	Form of Custody Agreement.***
	(k)(1)	Form of Transfer Agency Agreement.***
	(k)(2)	Form of Administration Agreement.***
	(k)(3)	Form of Distribution Assistance Agreement.***
	(k)(4)	Form of Additional Compensation Agreement.***
	(k)(5)	Form of Organizational and Offering Expenses Reimbursement Agreement.***
	(k)(6)	Form of Foreign Custody Agreement.***
	(l)	Opinion and Consent of Ropes & Gray LLP.***
	(m)	Not applicable.
	(n)	Consent of Registrant's independent public accounting firm.***
	(o)	Not applicable.
	(p)	Form of Subscription Agreement.***
	(q)	Not applicable.
	(r)(1)	Code of Ethics of the Fund.***
	(r)(2)	Code of Ethics of the Investment Manager.***
	(r)(3)	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.***
	(s)(1)	Power of Attorney for Patrick Sheehan.**
	(s)(2)	Power of Attorney for Alan Brott.**
	(s)(3)	Power of Attorney for Heath B. McLendon.**

*
Filed as an exhibit to the Registrant's Registration Statement on Form N-2, Registration Nos. 333-172095, 811-22526 (filed February 7, 2011).

**
Filed as an exhibit to the Registrant's Registration Statement on Form N-2/A, Registration Nos. 333-172095, 811-22526 (filed February 1, 2013).

***
To be filed by amendment.

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Item 26.    Marketing Arrangements

  To be filed by amendment.

Item 27.    Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$	*
Financial Industry Regulatory Authority Fees		*
Printing (Other than Certificates)		*
Engraving and Printing Certificates		*
Accounting Fees and Expenses		*
Legal Fees and Expenses		*
Miscellaneous		*

Total	$	*

*
To be completed by amendment.

Item 28.    Persons Controlled by or Under Common Control With Registrant

        None.

Item 29.    Number of Holders of Securities

        Set forth below is the number of record holders as of [                            ] of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	0

Item 30.    Indemnification

        Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Manager

        Stone Harbor Investment Partners LP serves as investment manager (the "Investment Manager") to the Registrant and also serves as manager to unregistered funds, institutions and high net worth individuals, and subadviser of registered funds. A description of any other business, profession, vocation

91

or employment of a substantial nature in which the Investment Manager, and each partner or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund—Investment Manager."

        The information as to the directors and executive officers of Stone Harbor Investment Partners LP is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 138960), as amended through the date hereof, which is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, New York 10019.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

  1.
  The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  2.
  Not applicable.

  3.
  Not applicable.

  4.
  Not applicable.

  5.
  The Registrant undertakes that:

            (a)   for the purpose of determining any liability under the Securities Act of 1933 ("Securities Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

            (b)   for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  6.
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Stone Global Income Allocation Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment no. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 17 day of May, 2013.

STONE HARBOR GLOBAL INCOME ALLOCATION FUND
By:	/s/ PETER J. WILBY
Name:	Peter J. Wilby
Title:	President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment no. 3 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date
/s/ PETER J. WILBY Peter J. Wilby	President and Chief Executive Officer	May 17, 2013
/s/ JAMES J. DOOLEY James J. Dooley	Treasurer and Principal Financial and Accounting Officer	May 17, 2013
/s/ ALAN BROTT* Alan Brott	Trustee	May 17, 2013
/s/ HEATH B. MCLENDON* Heath B. McLendon	Trustee	May 17, 2013
/s/ PATRICK SHEEHAN* Patrick Sheehan	Trustee	May 17, 2013

*By:	/s/ PETER J. WILBY Peter J. Wilby Attorney-In-Fact Date: May 17, 2013

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